As filed with the Securities and Exchange Commission on July 17, 2019

Securities Act File No. 333-231646

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS VI

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 441-7762

John M. Perlowski

BLACKROCK FUNDS VI

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Master Investment Portfolio II has also executed this Registration Statement.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series II, Inc.

2.	Questions and Answers for Shareholders of FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series II, Inc.

3.

Combined Prospectus/Information Statement regarding the reorganization of FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series II, Inc., into BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI.

4.

Statement of Additional Information regarding the reorganization of FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series II, Inc., into BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI.

5.	Part C Information

6.	Exhibits

FDP SERIES II, INC.

FDP BlackRock CoreAlpha Bond Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

[•], 2019

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized into BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”), a series of BlackRock Funds VI (the “Acquiring Trust”) (the “Reorganization”). The Acquiring Fund is a “feeder” fund that invests all of its assets in CoreAlpha Bond Master Portfolio (the “Acquiring Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund.

The Target Fund, the Acquiring Fund and the Acquiring Master Portfolio are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Corporation (the “Target Board”), the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Trustees of MIP II (the “Master Board” and collectively with the Target Board and Acquiring Board, the “Boards” and each, a “Board”) have each determined that the Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the class of shares in the Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A*
Institutional	Institutional

*

The Acquiring Fund’s Investor C Shares are subject to a higher 12b-1 fee than the 12b-1 fee of the Target Fund’s Investor C Shares. Accordingly, holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization, which are subject to a lower 12b-1 fee than that of the Target Fund’s Investor C Shares.

The Reorganization is taking place because combining the Target Fund’s assets and the Acquiring Fund’s assets (all of which are invested in the Acquiring Master Portfolio) in the Reorganization will eliminate what are substantially duplicate products. The Target Board has determined that shareholders of the Target Fund may benefit from the following:

(i) shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) the Reorganization will allow shareholders of the Target Fund to invest in a fund with an identical investment objective and substantially similar principal investment strategies, although there are certain differences;

(iii) the larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies;

(iv) the larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v) assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through April 30, 2021, in each case as of December 31, 2018; and

(vi) the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Target Fund’s and the Acquiring Fund’s operative documents, and applicable Maryland and Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of any Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

FDP BlackRock CoreAlpha Bond Fund

FDP SERIES II, INC.

100 Bellevue Parkway, Wilmington,

Delaware 19809 (800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	Why is the Reorganization taking place?

A:

The Board of Directors/Trustees of each Fund (as defined below) has determined that the Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization.

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between FDP Series II, Inc. (the “Target Corporation”), on behalf of FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”), BlackRock Funds VI (the “Acquiring Trust”), on behalf of BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”), and Master Investment Portfolio II (“MIP II”), on behalf of CoreAlpha Bond Master Portfolio (the “Acquiring Master Portfolio”), the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

The Target Fund, the Acquiring Fund and the Acquiring Master Portfolio are each referred to as a “Fund” and collectively are referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund. The Acquiring Fund is a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser as the Target Fund.

The Target Fund and the Acquiring Fund pursue an identical investment objective and employ substantially similar investment strategies to achieve their respective investment objectives, although there are certain differences.

The Reorganization Agreement provides for:

Step 1:

The transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders.

Step 3:	The redemption by the Target Fund of all of its outstanding shares for no consideration.

Step 4:	The termination, dissolution and liquidation of the Target Fund as a series of the Target Corporation.

Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Acquiring Master Portfolio in exchange for interests in the Acquiring Master Portfolio.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A*
Institutional	Institutional

*

The Acquiring Fund’s Investor C Shares are subject to a higher 12b-1 fee than the 12b-1 fee of the Target Fund’s Investor C Shares. Accordingly, holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization, which are subject to a lower 12b-1 fee than that of the Target Fund’s Investor C Shares.

The Acquiring Fund also offers Investor C Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions. Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:

The Acquiring Fund does not, and the Combined Fund will not, have its own investment adviser. Instead, the Acquiring Fund is, and the Combined Fund will be, a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio. The Acquiring Master Portfolio and the Target Fund are advised by BlackRock, and BlackRock will continue to advise the Combined Master Portfolio once the Reorganization is completed. The Acquiring Master Portfolio is sub-advised by BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”). BIL and BFA will continue to sub-advise the Combined Master Portfolio once the Reorganization is completed. Each of BlackRock, BIL and BFA is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through April 30, 2021, in each case as of December 31, 2018.

ii

Q:	Are there any differences in front-end sales charges or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization to the holders of shares of the Target Fund will be identical to or lower than the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any CDSC that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the Target Fund.

Q:	Do I need to take any action in connection with the Reorganization?

A:

No. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the Acquiring Fund Shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets).

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions.

The portfolio managers of the Acquiring Master Portfolio (who manage the Acquiring Fund’s assets indirectly) have reviewed the portfolio holdings of the Target Fund and, as of December 31, 2018, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund and the Acquiring Master Portfolio. As of March 31, 2019, 99% of the Target Fund’s assets were invested in securities anticipated to be held by the Combined Master Portfolio, and 100% of the Acquiring Master Portfolio’s assets were invested in securities that are anticipated to be held by the Combined Master Portfolio. In connection with the Reorganization, the portfolio managers of the Combined Master Portfolio anticipate requesting the disposition of approximately 1% of the securities of the Target Fund and 0% of the securities of the Acquiring Master Portfolio. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization. If any of the portfolio assets of the Target Fund are sold, or deemed sold, as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts.

iii

In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be $32,500. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be $137,500 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization. The total estimated expenses of the Reorganization are $170,000. The foregoing estimated expenses will be borne by the applicable entity directly or through waivers regardless of whether the Reorganization is consummated.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the third quarter of 2019.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.

Please read it carefully.

iv

COMBINED PROSPECTUS/INFORMATION STATEMENT

FDP SERIES II, INC.

FDP BlackRock CoreAlpha Bond Fund

BLACKROCK FUNDS VI

BlackRock CoreAlpha Bond Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized (the “Reorganization”) into BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”), a series of BlackRock Funds VI (the “Acquiring Trust”). The Acquiring Fund is a “feeder” fund that invests all of its assets in CoreAlpha Bond Master Portfolio (the “Acquiring Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund.

The Target Fund, the Acquiring Fund and the Acquiring Master Portfolio are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Corporation (the “Target Board”), the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Trustees of MIP II (the “Master Board” and collectively with the Target Board and the Acquiring Board, the “Boards” and each, a “Board”) have each determined that the Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund pursue an identical investment objective and employ substantially similar investment strategies to achieve its respective investment objective, although there are certain differences. The investment objective of each Fund is to seek to provide a combination of income and capital growth. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

The Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, the Target Fund will redeem all of its outstanding shares for no consideration and the Target Fund will be terminated, dissolved and liquidated as a series of the Target Corporation. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund. Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Acquiring Master Portfolio in exchange for interests in the Acquiring Master Portfolio. When the Reorganization is complete, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: holders of Investor A Shares will receive Investor A Shares; holders of Investor C Shares will receive Investor A Shares; and holders of Institutional Shares will receive Institutional Shares. The Acquiring Fund and the Acquiring Master Portfolio, following the completion of the Reorganization, may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated [ ], 2019 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectus relating to the Target Fund, dated August 8, 2018, as supplemented (the “Target Fund Prospectus”);

•	the Statement of Additional Information relating to the Target Fund, dated August 8, 2018, as supplemented (the “Target Fund SAI”);

•

the Annual Report to shareholders of the predecessor to the Target Fund, FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series, Inc. (the “Predecessor Target Fund”), for the fiscal year May 31, 2018;

•	the Semi-Annual Report to shareholders of the Target Fund for the six-month period ended November 30, 2018;

•	the Prospectus relating to Investor A Shares and Institutional Shares of the Acquiring Fund, dated April 30, 2019, as supplemented (the “Acquiring Fund Prospectus”);

•

the Statement of Additional Information relating to Investor A Shares and Institutional Shares of the Acquiring Fund, dated April 30, 2019, as supplemented (the “Acquiring Fund SAI” and together with the Target Fund SAI, the “SAIs” and each, an “SAI”); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2018.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment of a duplicating fee at the prescribed rates, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is [    ], 2019.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each Fund is a series of a diversified, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) as specified below:

FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”)	a series of FDP Series II, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland

BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”)	a series of BlackRock Funds VI (the “Acquiring Trust”), a statutory trust organized under the laws of the State of Delaware

CoreAlpha Bond Master Portfolio (the “Acquiring Master Portfolio”)	a series of Master Investment Portfolio II (“MIP II”), a statutory trust organized under the laws of the State of Delaware

The Target Fund, the Acquiring Fund and the Acquiring Master Portfolio are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Acquiring Fund invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. All of its investments are made at the Acquiring Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Acquiring Fund’s investment results will correspond directly to the investment results of the Acquiring Master Portfolio. For simplicity, this Combined Prospectus/Information Statement uses the term “Acquiring Fund” to include the Acquiring Master Portfolio where appropriate. The Target Fund is not part of a master/feeder structure.

BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) serves as the investment adviser of the Target Fund and the Acquiring Master Portfolio. The Acquiring Fund does not have its own investment adviser. Instead, the Acquiring Fund invests all of its assets in the Acquiring Master Portfolio. The Acquiring Master Portfolio is sub-advised by BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”). Each of BlackRock, BIL and BFA is an indirect wholly-owned subsidiary of BlackRock, Inc. Each of the Target Fund and the Acquiring Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and certain intermediaries.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Directors of the Target Corporation (the “Target Board”), the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Trustees of MIP II (the “Master Board” and collectively with the Target Board and the Acquiring Board, the “Boards” and each, a “Board”), including all of the Directors/Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have each unanimously approved the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders;

•	the redemption by the Target Fund of all of its outstanding shares for no consideration; and

•	the termination, dissolution and liquidation of the Target Fund as a series of the Target Corporation.

In connection with the step described in the second bullet, no assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Acquiring Master Portfolio in exchange for interests in the Acquiring Master Portfolio.

The Target Fund’s shares will have no value following the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in the Reorganization, and the redemption by the Target Fund of all of its outstanding shares in the Reorganization will be as a result of the account balance of each of the shareholders of the Target Fund being below the minimum of $500 (“Fund Minimum”). See “Account Information—Fund’s Rights” in the Target Fund Prospectus. The Target Fund’s shareholder account balances cannot be increased above the Fund Minimum because the Target Fund’s shares will have no value following the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund.

Once the Reorganization is completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the class of shares of Acquiring Fund set out in the table below with the same aggregate net asset value (“NAV”) as the shares of the Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A*
Institutional	Institutional

*

The Acquiring Fund’s Investor C Shares are subject to a higher 12b-1 fee than the 12b-1 fee of the Target Fund’s Investor C Shares. Accordingly, holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization, which are subject to a lower 12b-1 fee than that of the Target Fund’s Investor C Shares.

The Acquiring Fund also offers Investor C Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

The Acquiring Fund and the Acquiring Master Portfolio, following completion of the Reorganization, may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively, in this Combined Prospectus/Information Statement.

Background and Reasons for the Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a Reorganization with the Target Fund.

The portfolio managers of the Acquiring Master Portfolio (who manage the Acquiring Fund’s assets indirectly) have reviewed the portfolio holdings of the Target Fund and, as of December 31, 2018 all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund and the Acquiring Master Portfolio. As of March 31, 2019, 99% of the Target Fund’s assets were invested in securities anticipated to be held by the Combined Master Portfolio, and 100% of the Acquiring

Master Portfolio’s assets were invested in securities that are anticipated to be held by the Combined Master Portfolio. In connection with the Reorganization, the portfolio managers of the Combined Master Portfolio anticipate requesting the disposition of approximately 1% of the securities of the Target Fund and 0% of the securities of the Acquiring Master Portfolio. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization.

At a meeting held on May 1, 2019 (the “Approval Meeting”), each Board, including all of the Independent Board Members, unanimously approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”). Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, each Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund’s principal investment risks are substantially identical. Each Fund’s principal investment strategies are substantially similar, although there are some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies;”

•

assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through April 30, 2021, in each case as of December 31, 2018;

•

that, based on a pro-forma peer expense group for the Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile;

•	the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size;

•	the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for each of the Combined Fund’s share classes to be issued in the Reorganization are expected to be equal to those corresponding share classes of the Acquiring Fund and lower than those of the corresponding share classes of the Target Fund prior to the Reorganization;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Master Portfolio following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the aggregate NAV of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•

BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be $32,500. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be $137,500 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization. The total estimated expenses of the Reorganization are $170,000. The foregoing estimated expenses will be borne by the applicable entity directly or through waivers regardless of whether the Reorganization is consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are identical. Each Fund’s investment objective is to seek to provide a combination of income and capital growth. The investment objective of each Fund is non-fundamental, which means that it may be changed without approval of the Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same non-fundamental investment objective as the Target Fund and the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are identical. BlackRock invests each Fund’s assets using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BlackRock also uses its models to allocate each Fund’s assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest in bonds of any maturity or duration.

•   The Fund invests, under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowing for investment purposes, in bonds. The Fund will provide shareholders with at least 60 days’ notice of any change to this investment policy. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest in bonds of any maturity or duration.

•   The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as Ginnie Mae and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis.

•   The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as Ginnie Mae and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis.

•   Although the Fund normally invests primarily in investment grade securities, it may invest up to 20% of its assets in securities rated below investment grade or which, if unrated, are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase.

•   Although the Fund normally invests primarily in investment grade securities, it may invest up to 10% of its assets in securities rated below investment grade or which are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by Fund management to be of similar quality.

Target Fund	Acquiring Fund

•   The Fund may use derivatives, such as futures contracts, options (including, but not limited to, options on swaps), swaps (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk)) and various other instruments (including, but not limited to, credit-linked notes, and indexed and inverse floating-rate securities). The Fund may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. The Fund may also invest in derivatives based on foreign currencies. In addition, the Fund may use derivatives and short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.

•   The Fund may use derivatives, such as futures contracts, options (including, but not limited to, options on swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk), credit-linked notes, and indexed and inverse floating-rate securities. The Fund may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. The Fund may also invest in derivatives based on foreign currencies. In addition, the Fund may use derivatives and short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.

• The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.	• —

•   BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (previously defined as the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.

• —

• —	• The Fund invests all of its assets in the Acquiring Master Portfolio, a series of MIP II, which has an investment objective and strategies substantially identical to those of the Fund.

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar although there are certain differences. Under normal circumstances, the Target Fund invests at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds, while the Acquiring Fund invests at least 80% of the value of the Acquiring Fund’s net assets, plus the amount of any borrowing for investment purposes, in bonds. For the purposes of this strategy for each Fund, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. Each Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Each Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. Each Fund may invest in bonds of any maturity or duration. Each Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“Ginnie Mae”) and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. Each Fund expects to enter into such contracts on a regular basis.

Additionally, each Fund may invest in derivatives in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. Each Fund may also invest in derivatives based on foreign currencies. In addition, each Fund may use derivatives and short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although each Fund is not required to hedge and may choose not to do so.

Differing principal investment strategies are set forth in the chart above, and include the following:

•

The Target Fund may invest up to 20% of its assets in securities rated below investment grade or which, if unrated, are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase, whereas the Acquiring Fund may invest up to 10% of its assets in such securities.

•

The Target Fund discloses that it may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Acquiring Fund discloses that it may engage in active and frequent trading of its portfolio securities under “High Portfolio Turnover Risk.” See “Comparison of the Funds—Investment Risks—Descriptions of the Combined Fund’s Investment Risks—High Portfolio Turnover Risk.”

•

BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to use the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.

•

The Acquiring Fund is a “feeder fund” that invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. All investments are made at the Acquiring Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Target Fund is not part of a master/feeder arrangement.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the other strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•  Convertible Securities — The Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

•  Convertible Securities — The Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

• Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization.	• Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization.

•  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

•  Illiquid Investments — The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•  Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

•  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies including affiliated money market funds and affiliated exchange-traded funds.

•  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies including affiliated money market funds and affiliated exchange-traded funds.

•  Repurchase Agreements — The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price

•  Repurchase Agreements — The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.

Target Fund	Acquiring Fund

•  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•  Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions.

•  Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions.

•  Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Fund’s shares or for the Fund to achieve its investment objectives.

•  Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Fund’s shares or for the Fund to achieve its investment objectives.

•  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

•  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

•  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

• —

Target Fund	Acquiring Fund

•  Indexed and Inverse Securities — The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

• —

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganization.

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A*
Institutional	Institutional

*

The Acquiring Fund’s Investor C Shares are subject to a higher 12b-1 fee than the 12b-1 fee of the Target Fund’s Investor C Shares. Accordingly, holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization, which are subject to a lower 12b-1 fee than that of the Target Fund’s Investor C Shares.

The Acquiring Fund also offers Investor C Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

Fee Tables as of November 30, 2018 or December 31, 2018, as applicable (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on December 31, 2018 and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2018 for each Fund and the Combined Fund, with restatements to reflect certain changes to the management fees and administration fees of the Acquiring Fund during such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of December 31, 2018, see “Other Information—Capitalization.”

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each, a “Financial Intermediary”) and in the “Sales Loads” section of this Combined Prospectus/Information Statement, the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund (as of November 30, 2018), the Acquiring Fund (as of December 31, 2018) and the Pro Forma Combined Fund (as of December 31, 2018) (unaudited)

Target Fund Investor A Shares and Target Fund Investor C Shares into Acquiring Fund Investor A Shares

	Target Fund Investor A Shares	Target Fund Investor C Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	4.00%	4.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None[3]	None[3]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[4]	0.40%[4]	0.24%[5,6,7]	0.24%[5,6,7]
Distribution and/or Service (12b-1) Fees	0.25%	0.80%	0.25%	0.25%
Other Expenses	0.39%	0.38%	0.06%[8]	0.06%[8]
Administration Fees	—	—	0.05%[9]	0.05%
Independent Expenses	—	—	0.01%[8]	0.01%[8]
Acquired Fund Fees and Expenses	—	—	0.02%[10]	0.02%
Total Annual Fund Operating Expenses	1.04%	1.58%	0.57%[10]	0.57%
Fee Waivers and/or Expense Reimbursements	(0.08)%[4,11]	(0.08)%[4,11]	(0.02)%[6,8]	(0.02)%[6,8]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.96%[4,11]	1.50%[4,11]	0.55%[6,8]	0.55%[6,8]

[1]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more

[4]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Target Fund is 0.32% of the average daily net assets of the Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[5]

The fees and expenses shown in the table above and the example that follows with respect to the Acquiring Fund and the Combined Fund, as applicable, include the expenses of both the applicable Fund and the applicable Fund’s share of the allocated expenses of the Acquiring Master Portfolio. Management fees are paid by the Acquiring Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[6]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP II or by a vote of a majority of the outstanding voting securities of the Acquiring Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[7]	Management Fee has been restated to reflect current fees.

[8]

Independent Expenses consist of the Acquiring Fund’s allocable portion of the fees and expenses of the independent trustees of the Acquiring Trust and MIP II, counsel to such independent trustees and the independent registered public accounting firm that provides audit and non-audit services to the Acquiring Fund and the Acquiring Master Portfolio. BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through April 30, 2021. After giving effect to such contractual arrangement, Independent Expenses will be 0.00%. Such contractual arrangement may not be terminated prior to May 1, 2021 without the consent of the Acquiring Board and the Master Board. This contractual arrangement will remain in place with the Combined Fund and the Combined Master Portfolio following the closing of the Reorganization.

[9]	Administration Fees have been restated to reflect current fees.

[10]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which include extraordinary expenses in connection with the Acquiring Registrant Reorganization (as defined below) and certain expenses incurred in connection with the reorganization of another fund with and into the Acquiring Fund (which were reimbursed by BlackRock) and do not include Acquired Fund Fees and Expenses or the restatement of the Management Fee and Administration Fees to reflect current fees.

[11]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Target Fund expenses) to 2.20% (for Investor A Shares) and 2.75% (for Investor C Shares) of average daily net assets through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Target Fund and December 31, 2018 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor A Shares	$494	$710	$944	$1,613
Target Fund Investor C Shares	$253	$491	$853	$1,872
Acquiring Fund Investor A Shares	$454	$573	$704	$1,083
Pro Forma Combined Fund Investor A Shares	$454	$573	$704	$1,083

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$152	$491	$853	$1,872

Target Fund Institutional Shares into Acquiring Fund Institutional Shares

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[1]	0.24%[2,3,4]	0.24%[2,3,4]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.39%	0.06%[5]	0.06%[5]
Administration Fees	—	0.05%[6]	0.05%
Independent Expenses	—	0.01%[5]	0.01%[5]
Acquired Fund Fees and Expenses	—	0.02%[7]	0.02%
Total Annual Fund Operating Expenses	0.79%	0.32%[7]	0.32%
Fee Waivers and/or Expense Reimbursements	(0.08)%[1,8]	(0.02)%[3,5]	(0.02)%[3,5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.71%[1,8]	0.30%[3,5]	0.30%[3,5]

[1]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Target Fund is 0.32% of the average daily net assets of the Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]

The fees and expenses shown in the table above and the example that follows with respect to the Acquiring Fund and the Combined Fund, as applicable, include the expenses of both the applicable Fund and the applicable Fund’s share of the allocated expenses of the Acquiring Master Portfolio. Management fees are paid by the Acquiring Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP II or by a vote of a majority of the outstanding voting securities of the Acquiring Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[4]	Management Fee has been restated to reflect current fees.

[5]

Independent Expenses consist of the Acquiring Fund’s allocable portion of the fees and expenses of the independent trustees of the Acquiring Trust and MIP II, counsel to such independent trustees and the independent registered public accounting firm that provides audit and non-audit services to the Acquiring Fund and the Acquiring Master Portfolio. BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Acquiring Fund and the Acquiring Master Portfolio, as applicable, for Independent Expenses through April 30, 2021. After giving effect to such contractual arrangement, Independent Expenses will be 0.00%. Such contractual arrangement may not be terminated prior to May 1, 2021 without the consent of the Acquiring Board and the Master Board. This contractual arrangement will remain in place with the Combined Fund and the Combined Master Portfolio following the closing of the Reorganization.

[6]	Administration Fees have been restated to reflect current fees.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which include extraordinary expenses in connection with the Acquiring Registrant Reorganization (as defined below) and certain expenses incurred in connection with the reorganization of another fund with and into the Acquiring Fund (which were reimbursed by BlackRock) and do not include Acquired Fund Fees and Expense or the restatement of the Management Fee and Administration fees to reflect current fees.

[8]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Target Fund expenses) to 1.95% (for Institutional Shares) of average daily net assets through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Target Fund and December 31, 2018 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Institutional Shares	$73	$244	$431	$970
Acquiring Fund Institutional Shares	$31	$101	$178	$404
Pro Forma Combined Fund Institutional Shares	$31	$101	$178	$404

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
Target Fund	5/31/18	301%
Acquiring Fund	12/31/18	331%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, MIP II, on behalf of the Acquiring Master Portfolio, and the Target Corporation, on behalf of the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains or ordinary income) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange and Valuation of Shares

Procedures for the purchase, redemption, exchange and valuation of shares of the Target Fund and the Acquiring Fund are substantially similar, although there are certain differences. Purchases, redemptions and exchanges of shares of the Target Fund may only be made through the Funds Diversified Portfolios (“FDP”) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds. Purchases, redemptions and exchanges of shares of the Acquiring Fund may either be made through a Financial Intermediary or directly through BlackRock. The Acquiring Fund does not require that shareholders participate in the FDP Service.

To sell shares held directly with BlackRock, shareholders of the Acquiring Fund may redeem their shares via telephone, VRU or Internet. Payments for such redemptions may be made by check, through ACH or via wire transfer. Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Acquiring Fund may be more likely to limit cash redemptions and may pay redemption proceeds by (i) borrowing under a line of credit (ii) borrowing from another BlackRock fund and/or (iii) transferring portfolio securities in-kind to you.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Fund’s and the Acquiring Fund’s Principal Investment Risks

Because of their identical investment objectives and substantially similar investment strategies, the Target Fund and the Acquiring Fund are subject to substantially identical principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Risk	Target Fund	Acquiring Fund

Debt Securities Risk	Principal Risk	Principal Risk

Derivatives Risk	Principal Risk	Principal Risk

Emerging Markets Risk	Principal Risk	Principal Risk

Foreign Securities Risk	Principal Risk	Principal Risk

High Portfolio Turnover Risk	Principal Risk	Principal Risk

Illiquid Investments Risk	Principal Risk	Principal Risk

Indexed and Inverse Securities Risk	Principal Risk	Principal Risk

Junk Bonds Risk	Principal Risk	Principal Risk

Leverage Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Model Risk	—	Principal Risk

Mortgage- and Asset-Backed Securities Risks	Principal Risk	Principal Risk

Municipal Securities Risk	Principal Risk	Principal Risk

Short Sales Risk	Principal Risk	Principal Risk

U.S. Government Obligations Risk	Principal Risk	Principal Risk

Descriptions of the Combined Fund’s Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps and related instruments involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.

The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in to-be-announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.

Illiquid Investments Risk — The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described below. This means you may lose money.

Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, as well as the level and scope of changes from historical trends. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes and other technological failures or various other events or circumstances within or beyond the control of BlackRock, may adversely impact the Fund. Please see also “Cyber Security Risk” below. There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Fund.

Some of the models used by BlackRock rely on historical data and may not accurately predict future market movements. The Fund bears the risk that the models used by BlackRock will not be successful in forecasting movements in the market or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. In addition, the models may not be reliable in the event of unusual or disruptive events that cause market movements, which may be inconsistent with the historical performance of individual markets. In such instances, the models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models may be constructed based on data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of such data.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The IRS has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

U.S. Government Obligations Risk — Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

The Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Repurchase Agreements Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental and Non-Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. MIP II, on behalf of the Acquiring Master Portfolio, has adopted investment restrictions substantially identical to those of the Acquiring Fund. Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) make investments inconsistent with a Fund’s classification as a diversified company under the 1940 Act; (ii) invest more than 25% of its total assets in securities of issuers in any particular industry; (iii) purchase or sell real estate; (iv) make loans; (v) issue senior securities; (vi) borrow money; (vii) underwrite securities; and (viii) purchase or sell commodities or contracts on commodities.

Although the fundamental investment restrictions have similarities, there are some non-material differences. A discussion of certain relevant differences follows.

The Target Fund has a fundamental investment restriction against making investments for the purpose of exercising control or management. The Acquiring Fund does not currently have a corresponding investment restriction. Contingent upon the closing of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio will adopt a non-fundamental policy providing that it may not “make investments for the purpose of exercising control or management.” In addition, contingent upon the closing of the Reorganization, each of the

Acquiring Board and the Master Board will adopt a policy whereby it agrees to not change or eliminate such non-fundamental policy in the future without obtaining shareholder approval. The portfolio management team has confirmed that the adoption of this non-fundamental policy will not affect the management of the Acquiring Fund or the Acquiring Master Portfolio.

Each Fund has a fundamental investment restriction on the purchase and sale of commodities, though each Fund’s exceptions differ. The Target Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Acquiring Fund may not purchase or sell commodities provided that (i) currency will not be deemed to be a commodity for purposes of its restriction, (ii) its restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) its restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Each Fund has also adopted other non-fundamental investment restrictions that are identical, as listed under Appendix I, which may be changed by the applicable Board without shareholder approval.

Combined Fund

Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund. As noted above, contingent upon the closing of the Reorganization, each of the Acquiring Fund and the Acquiring Master Portfolio will adopt a non-fundamental policy providing that it may not “make investments for the purpose of exercising control or management.”

Performance Information

Target Fund

The information shows you how the Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Target Fund. The table compares the Target Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index. The Target Fund adopted the performance of FDP BlackRock CoreAlpha Bond Fund, a series of FDP Series, Inc. (previously defined as the “Predecessor Target Fund”), as a result of a reorganization on September 17, 2018 (the “Target Registrant Reorganization”). The performance information below is based on the performance of the Predecessor Target Fund for periods prior to the date of the Target Registrant Reorganization. The Predecessor Target Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Target Fund as of the date of the Target Registrant Reorganization. The Predecessor Target Fund’s returns prior to March 10, 2017 as reflected in the bar chart and the table are the returns of the Predecessor Target Fund when it followed a different investment objective and different investment strategies under the name “FDP BlackRock Franklin Templeton Total Return Fund.” To the extent that dividends and distributions have been paid by the Target Fund, the performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s returns would have been lower. Updated information on the Target Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.74% (quarter ended June 30, 2009) and the lowest return for a quarter was -3.10% (quarter ended June 30, 2013). The year-to-date return as of June 30, 2019 was 6.10%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund—Investor A Shares
Return Before Taxes	(4.97)%	0.99%	4.42%
Return After Taxes on Distributions	(5.68)%	(0.10)%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	(2.95)%	0.28%	2.97%
Target Fund—Investor C Shares Return Before Taxes	(2.50)%	1.26%	4.26%
Target Fund—Institutional Shares Return Before Taxes	(0.86)%	2.05%	5.09%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The table compares the Acquiring Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index. The Acquiring Fund adopted the performance of BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds III (the “Predecessor Acquiring Fund”), as a result of a reorganization on September 17, 2018 (the “Acquiring Registrant Reorganization). The performance information below is based on the performance of the Predecessor Acquiring Fund for periods prior to the date of the Acquiring Registrant Reorganization. The Predecessor Acquiring Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Acquiring Fund as of the date of the Acquiring Registrant Reorganization. Investor A Shares of the Predecessor Acquiring Fund commenced operations on April 30, 2012, and Institutional Shares of the Predecessor Acquiring Fund commenced operations on February 28, 2011. As a result, for periods prior to February 28, 2011 for Institutional Shares and April 30, 2012

for Investor A Shares, the chart and table are based on the performance of the Predecessor Master Portfolio in which the Predecessor Acquiring Fund invested all of its assets, adjusted to reflect the fees and expenses of each respective share class of the Predecessor Acquiring Fund. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information on the Acquiring Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.78% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.22% (quarter ended December 31, 2016).

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Acquiring Fund—Institutional Shares
Return Before Taxes	(0.18)%	2.63%	4.14%
Return After Taxes on Distributions	(1.42)%	1.43%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	(0.12)%	1.49%	2.87%
Acquiring Fund—Investor A Shares Return Before Taxes	(4.50)%	1.45%	3.38%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%

Target Fund and Acquiring Fund

After-tax returns for each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only for each Fund, and the after-tax returns for Investor C Shares and Institutional Shares for those Funds, if applicable, will vary.

Combined Fund

The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization. As a result, each Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Master/Feeder Structure

The Acquiring Fund does not have its own investment adviser. Instead, the Acquiring Fund invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. BlackRock serves as investment adviser to the Acquiring Master Portfolio. The Acquiring Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Acquiring Master Portfolio and, therefore, the Acquiring Fund.

Feeder Fund Expenses

Feeder funds, including the Acquiring Fund, bear their respective master portfolio’s expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Acquiring Board retains the right to withdraw the Acquiring Fund’s assets from the Acquiring Master Portfolio if it believes doing so is in the best interests of the Acquiring Fund’s shareholders. If the Acquiring Board decides to withdraw the Acquiring Fund’s assets, it would then consider whether the Acquiring Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the Target Fund’s and the Acquiring Master Portfolio’s investments and their business operations subject to the oversight of the applicable Board. The same directors/trustees comprise each Board. As noted above, the Acquiring Fund does not have its own investment adviser. Instead, the Acquiring Fund invests all of its assets in the Acquiring Master Portfolio, and all investments are made at the Acquiring Master Portfolio level. While BlackRock is ultimately responsible for the management of the Target Fund and the Acquiring Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock International Limited (previously defined as “BIL”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, and BlackRock Fund Advisors (previously defined as “BFA” and together with BIL, the “Sub-Advisers”), located at 400 Howard Street, San Francisco, California 94105, serve as the sub-advisers to the Acquiring Master Portfolio.

Each of BlackRock, BIL and BRS is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $6.515 trillion in investment company and other portfolio assets under management as of March 31, 2019.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Managers

Information about the portfolio management teams of the Target Fund and the Acquiring Master Portfolio is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Target Fund shares and Acquiring Fund Shares and possible conflicts of interest, is available in the Target Fund SAI and the Acquiring Fund SAI.

Scott Radell, Karen Uyehara and Jeffrey Rosenberg, CFA, are the portfolio managers of both the Target Fund and the Acquiring Master Portfolio and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Scott Radell, Karen Uyehara and Jeffrey Rosenberg, CFA, will be the portfolio managers of the Combined Master Portfolio and will be jointly and primarily responsible for the day-to-day management of the Combined Master Portfolio’s portfolio, including setting the Combined Master Portfolio’s overall investment strategy and overseeing the management of the Combined Master Portfolio.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017* (Target Fund); 2007** (Acquiring Master Portfolio)	Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of Barclays Global Investors from 2003 to 2009.

Karen Uyehara	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017* (Target Fund); 2012** (Acquiring Master Portfolio)	Director of BlackRock, Inc. since 2010; Portfolio Manager of Western Asset Management Company from 2005 to 2010.

Jeffrey Rosenberg, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019 (Target Fund and Acquiring Master Portfolio)	Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011.

*	Includes management of the Predecessor Target Fund.

**	Includes management of the Predecessor Master Portfolio.

Legal Proceedings

On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, the plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment.

Investment Advisory and Management Agreements

Target Fund

The Target Corporation, on behalf of the Target Fund, has entered into a management agreement with BlackRock (the “Target Fund Management Agreement”). Under the Target Fund Management Agreement, BlackRock receives for its services to the Target Fund a fee at an annual rate of the Target Fund’s average daily net assets.

The Target Fund is the successor to Predecessor Target Fund as a result of the Target Registrant Reorganization on September 17, 2018. The Predecessor Target Corporation, on behalf of the Predecessor Fund, entered into a management agreement with BlackRock (the “Predecessor Target Fund Management Agreement”), the terms of which were substantially identical to those of the Target Fund Management Agreement as of the date of the Target Registrant Reorganization. Under the Predecessor Target Fund Management Agreement, BlackRock was entitled to an annual management fee at the same rates as set out below for the Target Fund Management Agreement. In addition, BlackRock agreed to the same fee waivers and expense caps described in this section with respect to the Predecessor Target Fund as of the date of the Target Registrant Reorganization.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) for the Target Fund are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.40%
In excess of $1 billion but not more than $3 billion	0.38%
In excess of $3 billion but not more than $5 billion	0.36%
In excess of $5 billion but not more than $10 billion	0.35%
In excess of $10 billion	0.34%

BlackRock has contractually agreed to waive a portion of the management fee payable by the Target Fund so that the annual management fee rate for the Target Fund is 0.32% of the average daily net assets of the Target Fund through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of management fees the Target Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Target Fund affiliated money market fund waiver”).

For the fiscal year ended May 31, 2018, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.32% of the Target Fund’s average daily net assets.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Target Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Target Fund’s business, if any) of each share class of the Target Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	2.20%
Investor C Shares	2.75%
Institutional Shares	1.95%

[1]

The contractual caps are in effect through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Target Fund affiliated money market fund waiver.

A discussion of the basis for the Target Board’s approval of the Target Fund Management Agreement with BlackRock is included in the Target Fund’s semi-annual shareholder report for the fiscal period ended November 30, 2018.

Acquiring Fund

The Acquiring Fund is a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. All investments are made at the Acquiring Master Portfolio level.

BlackRock serves as manager to the Acquiring Master Portfolio pursuant to a management agreement (the “Master Portfolio Management Agreement” and together with the Target Fund Management Agreement, the “Management Agreements”).

The Acquiring Master Portfolio is the successor to the Predecessor Master Portfolio as a result of the MIP Registrant Reorganization on September 17, 2018. In addition, the Acquiring Fund is the successor to the Predecessor Acquiring Fund, which invested all of its assets in the Predecessor Master Portfolio, as a result of the Acquiring Registrant Reorganization on September 17, 2018. The Predecessor Master Portfolio, on behalf of the Predecessor Acquiring Fund, entered into a management agreement with BlackRock (the “Predecessor Master Portfolio Management Agreement”), the terms of which were substantially identical to those of the Master Portfolio Management Agreement as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization. Under the Predecessor Master Portfolio Management Agreement, BlackRock was entitled to an annual management fee at the same rates for the Master Portfolio Management Agreement. In addition, BlackRock agreed to the same fee waivers described in this section as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization.

Effective November 19, 2018, under the Master Portfolio Management Agreement, BlackRock receives as compensation for its services to the Acquiring Master Portfolio a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.24%
$1 billion – $3 billion	0.23%
$3 billion – $5 billion	0.22%
$5 billion – $10 billion	0.21%
Greater than $10 billion	0.20%

Prior to November 19, 2018, under the Master Portfolio Management Agreement, BlackRock received as compensation for its services to the Acquiring Master Portfolio a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.25%
$1 billion – $3 billion	0.24%
$3 billion – $5 billion	0.23%
$5 billion – $10 billion	0.22%
Greater than $10 billion	0.21%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP II or by a vote of a majority of the outstanding voting securities of the Acquiring Master Portfolio.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Acquiring Master Portfolio pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended December 31, 2018, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.23% of the Acquiring Fund’s average daily net assets.

BlackRock has entered into separate sub-advisory agreements with BIL (the “BIL Sub-Advisory Agreement”) and BFA (the “BFA Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreement, the “Master Portfolio Sub-Advisory Agreements”). BIL and BFA are each affiliates of BlackRock. Under the Master Portfolio Sub-Advisory Agreements, each Sub-Adviser acts as sub-adviser for a portion of the Acquiring Master Portfolio’s portfolio. Pursuant to the Master Portfolio Sub-Advisory Agreements, BlackRock pays each Sub-Adviser for services it provides for that portion of the Acquiring Master Portfolio for which each Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Master Portfolio Management Agreement. BlackRock entered into sub-advisory agreements with the Sub-Advisers with respect to the Predecessor Master Portfolio (the “Predecessor Master Portfolio Sub-Advisory Agreements”), the terms of which were substantially identical to those of the Sub-Advisory Agreements as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization.

A discussion regarding the basis for approval by the Acquiring Board and the Master Board of the Master Portfolio Management Agreement with BlackRock and the Master Portfolio Sub-Advisory Agreements between BlackRock and BIL and BlackRock and BFA is included in the Acquiring Fund’s annual report for the fiscal period ended December 31, 2018.

Combined Fund and Combined Master Portfolio

The Master Portfolio Management Agreement and each Master Portfolio Sub-Advisory Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Master Portfolio under the Master Portfolio Management Agreement will be identical to the current management fee rate applicable to the Acquiring Master Portfolio. In addition, the contractual management fee waiver applicable to the Acquiring Master Portfolio will be retained with respect to the Combined Master Portfolio.

BlackRock will manage the Combined Master Portfolio as investment manager, pursuant to the Master Portfolio Management Agreement. BIL and BFA will each act as sub-adviser to the Combined Master Portfolio pursuant to the respective Master Portfolio Sub-Advisory Agreement. The principal terms of the Target Corporation Management Agreement and the Master Portfolio Management Agreement are described below.

Terms of the Management Agreements

Investment Advisory Services

The Target Fund Management Agreement provides provide that, subject to the oversight of the Target Board, BlackRock will (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Target Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Target Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Target Fund; (ii) supervise continuously the investment program of the Target Fund and the composition of its investment portfolio; (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolios of the Target Fund; and (iv) provide investment research to the Target Fund.

The Master Portfolio Management Agreement generally provides that, subject to the overall supervision of the Master Board, BlackRock will (a) manage the investing and reinvesting of the Acquiring Master Portfolio’s assets, (b) provide to MIP II investment guidance and policy direction in connection with its daily management of the Acquiring Master Portfolio’s assets, and (c) furnish to the Master Board periodic reports on the investment strategy and performance of the Acquiring Master Portfolio.

Under each Management Agreement, BlackRock will provide advisory services in accordance with the 1940 Act and other applicable law, the applicable Fund’s investment objective, policies and restrictions set forth in the Fund’s registration statement, and the policies adopted by the Fund’s Board.

Administrative Services

Under the Target Fund Management Agreement, BlackRock will oversee the maintenance by the custodian and transfer agent and dividend disbursing agent of certain books and records of such Fund and maintain (or oversee maintenance by such other persons as approved by the applicable Board) such other books and records required by law or for the proper operation of the Target Fund, and will also prepare certain periodic reports for review by the officers of the Target Fund. The Target Fund Management Agreement also provides for certain other administrative services to be performed by BlackRock.

The Master Portfolio Management Agreement does not provide that BlackRock will perform administrative services for the Acquiring Master Portfolio. However, BlackRock provides administrative services to the Acquiring Fund and the Acquiring Master Portfolio pursuant to the Administration Agreements (as defined below), the terms of which are described under “Comparison of the Funds—Administration Agreements”).

Covenants of BlackRock

Pursuant to the Target Fund Management Agreement, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. BlackRock will also maintain a policy and practice of conducting its investment advisory services pursuant to the Target Fund Management Agreement independently of the commercial banking operations of its affiliates. In addition, BlackRock will treat confidentially and as proprietary information of the Target Fund all records and other information relative to the Target Fund and the Target Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Target Fund Management Agreement, except after prior notification to and approval in writing by the Target Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Target Fund.

The Master Portfolio Management Agreement does not include similar covenants.

Sub-Advisers

The Target Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Funds, and BlackRock may also terminate any or all sub-advisers in its sole discretion to the extent permitted by applicable law.

The Master Portfolio Management Agreement provides that BlackRock may, subject to the overall supervision of the Master Board and to the extent permitted by applicable law, any applicable exemptive order issued by the SEC or any applicable SEC no-action or interpretive position, employ, retain or otherwise avail itself of the services of other persons or entities, including affiliates of BlackRock, at BlackRock’s own cost and expense and on such terms that BlackRock determines to be necessary, desirable or appropriate, provided that BlackRock will continue to supervise and monitor the performance of the duties delegated to the sub-adviser.

BlackRock is currently a party to sub-advisory agreements with BIL and BFA, both affiliates of BlackRock, with respect to the Acquiring Master Portfolio, the terms of which are summarized below under “—Master Portfolio Sub-Advisory Agreements.”

Limitation on Liability

Under the Target Fund Management Agreement, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or the Target Fund in connection with the performance of the Target Fund Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on BlackRock’s part in the performance of its duties or from reckless disregard by it of its duties under the Target Fund Management Agreement. The term “BlackRock” includes any affiliates of BlackRock performing services for the Target Fund contemplated by the Target Fund Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates.

The Master Portfolio Management Agreement provides that BlackRock will give MIP and the Acquiring Master Portfolio the benefit of the BlackRock’s best judgment and efforts in rendering services under such agreement. It further provides that BlackRock will not be liable for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Master Portfolio Management Agreement shall be deemed to protect or purport to protect BlackRock against any liability to MIP II or its investors to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of BlackRock’s duties under the Master Portfolio Management Agreement or by reason of reckless disregard of its obligations and duties under such agreement.

Indemnification

The Target Fund Management Agreement provides that the Target Fund may, in the discretion of the Target Board, indemnify BlackRock, and each of BlackRock’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at BlackRock’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the Target Fund Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Corporation and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Target Corporation or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Target Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Fund and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Target Board. The Target Fund may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

The Master Portfolio Management Agreement does not provide for the indemnification of BlackRock or any persons named as “Indemnitees” under the Target Fund Management Agreement.

Duration and Termination

The Target Fund Management Agreement and the Master Portfolio Management Agreement became effective on July 31, 2018 and July 12, 2018, respectively, and each Management Agreement will continue in effect for a period of two years from its effective date. Thereafter, each Management Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by both (a) the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund or the vote of a majority of the members of the Target Board or the Master Board, as applicable, and (b) the vote of a majority of the members of the Target Board or the Master Board, as applicable, who are not parties to the applicable Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Each Management Agreement may be terminated by the Target Corporation or MIP II, as applicable, at any time, without the payment of any penalty, on 60 days’ notice to BlackRock, provided that such termination is approved by the vote of a majority of the Target Board or the Master Board, as applicable, or by the vote of a “majority of outstanding voting securities” of the Target Fund or the Acquiring Master Portfolio, as applicable. In addition, each Management Agreement may be terminated by BlackRock on 60 days’ notice to the Target Corporation or MIP II, as applicable. The Target Fund Management Agreement provides that the relevant notice period may be waived by BlackRock or the Target Corporation, as applicable. Each Management Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Master Portfolio Sub-Advisory Agreements

Each Master Portfolio Sub-Advisory Agreement generally provides that, subject to the oversight and supervision of BlackRock and the direction and control of the Master Board, BFA or BIL, as applicable, will perform certain of the day-to-day operations of the Acquiring Master Portfolio, which may include one or more of the following services, at the request of BlackRock: (a) acting as investment adviser for and managing the investment and reinvestment of those assets of the Acquiring Master Portfolio as BlackRock may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Acquiring Master Portfolio and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Acquiring Master Portfolio; (b) arranging for the purchase and sale of securities and other assets of the Acquiring Master Portfolio; (c) providing investment research and credit analysis concerning the Acquiring Master Portfolio’s investments, (d) assisting BlackRock in determining what portion of the Acquiring Master Portfolio’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Acquiring Master Portfolio, and (f) maintaining the books and records as are required to support Acquiring Master Portfolio investment operations. At the request of BlackRock, BFA or BIL, as applicable, will also, subject to the oversight and supervision of BlackRock and the direction and control of the Master Board, provide to BlackRock or the Acquiring Master Portfolio any of the facilities and equipment and perform any of the services described the BFA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, as applicable. BFA or BIL, as applicable, will provide the services rendered by it under the BFA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, respectively, in accordance with the Acquiring Master Portfolio’s investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Acquiring Master Portfolio’s prospectus and statement of additional information and the resolutions of the Master Board.

Each Master Portfolio Sub-Advisory Agreement contains limitation on liability and duration and termination provisions that are substantially identical to those described above with respect to the Target Fund Management Agreement. Each Master Portfolio Sub-Advisory Agreement provides for the indemnification of the applicable Sub-Adviser and each of the applicable Sub-Adviser’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Adviser’s request as director, officer, partner, member, trustee or the like of another entity) in a manner substantially identical to the indemnification of BlackRock and the other Indemnitees under the Target Fund Management Agreement.

Each Master Portfolio Sub-Advisory Agreement will also terminate automatically upon any termination of the Master Portfolio Management Agreement.

Administration Agreements

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BlackRock, as Administrator. The Target Corporation has not entered into an administration agreement with BlackRock with respect to the Target Fund.

BlackRock provides the following services, among others, as the Acquiring Fund’s administrator:

•	Supervises the Acquiring Fund’s administrative operations;

•	Provides or causes to be provided management reporting and treasury administration services;

•	Financial reporting;

•	Legal, blue sky and tax services;

•	Preparation of proxy statements and shareholder reports; and

•	Engaging and supervising the shareholder servicing agents on behalf of the Acquiring Fund.

Effective November 19, 2018, BlackRock is entitled to receive an annual administration fee as a percentage of average daily net assets equal to 0.05% with respect to Institutional Shares and Investor A Shares of the Acquiring Fund. Prior to November 19, 2018, BlackRock was entitled to receive an annual administration fee as a percentage of average daily net assets equal to 0.10% with respect to Institutional Shares of the Acquiring Fund and 0.20% with respect to Investor A Shares of the Acquiring Fund. In addition to performing these services, BlackRock has agreed to bear all costs of operating the Acquiring Fund, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Independent Board Members of the Acquiring Fund or the Acquiring Trust as defined in the 1940 Act, and their counsel, auditing fees, litigation expenses, taxes and other extraordinary expenses.

BlackRock serves as the administrator of the Acquiring Master Portfolio pursuant to an administration agreement with MIP II (the “Master Portfolio Administration Agreement” and together with the Acquiring Fund Administration Agreement, the “Administration Agreements”). Under the Master Portfolio Administration Agreement, BlackRock is not entitled to receive compensation for providing administration services to the Acquiring Master Portfolio for so long as (i) BlackRock is entitled to receive compensation for providing administration services to a feeder fund (such as the Acquiring Fund) that invests substantially all of its assets in the Acquiring Master Portfolio, or (ii) BlackRock or an affiliate receives advisory fees from the Acquiring Master Portfolio. Consequently, BlackRock currently does not receive administration fees from the Acquiring Master Portfolio and does not expect to receive administration fees from the Combined Master Portfolio following the completion of the Reorganization.

The Acquiring Fund Administration Agreement and the Master Portfolio Administration Agreement will remain in place with respect to the Combined Fund and the Combined Master Portfolio, respectively, following the Reorganization.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares of the Acquiring Fund. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or the right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the

Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the Acquiring Fund SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional and/or Class K Shares,

ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional and Class K Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Acquiring Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

i.	The current value of an investor’s existing Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares in most BlackRock Funds,

ii.	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

iii.	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

•	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

•

Rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

•	Insurance company separate accounts;

•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Acquiring Fund;

•	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund Shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•

Persons associated with the Acquiring Fund, the Acquiring Fund’s manager, the Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

•	State sponsored 529 college savings plans.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of the Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A Shares of the same Fund. In such cases, such exchange would not be subject to an Investor A Shares sales charge. The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “—Contingent Deferred Sales Charge Waivers” below.

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A Shares may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Acquiring Fund through such plans;

•	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;

•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

•	Redemptions made with respect to certain retirement plans sponsored by the Acquiring Fund, BlackRock or an affiliate;

•

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

•	Involuntary redemptions made of shares in accounts with low balances;

•	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by the Acquiring Fund, BlackRock or an affiliate;

•	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Acquiring Fund SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy

Institutional Shares. The Acquiring Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Acquiring Fund, meets the minimum investment requirement.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

Combined Fund. Effective upon the closing of the Reorganization, the foregoing policies will apply to the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

Plan Payments

Each of the Target Corporation, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the applicable Fund’s Investor A Shares and Investor C Shares (together, “Investor Shares”) that allows such Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor C Shares pay a distribution fee to the Distributor and/or its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BlackRock and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily NAV of the Investor C Shares of the Fund. Institutional and Investor A Shares do not pay distribution fees.

Under the Plans, each Fund also pays shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily NAV of Investor Shares of the Fund. All Investor Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Target Fund:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C*	0.25%	0.55%
Institutional	None	None

*	Holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization.

Acquiring Fund:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A*	0.25%	None
Institutional	None	None

*	Holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and

•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the applicable Fund’s shares.

Because the fees paid by a Fund under the applicable Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAIs.

Other Payments by the Funds

In addition to fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the applicable Fund or from BlackRock, the Distributor or their affiliates. For more information, see the applicable SAI.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

Each of the Target Fund and the Acquiring Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each of the Target Fund and the Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of each Fund at NAV without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser or the Acquiring Fund. Although this cannot be predicted with any certainty, the Acquiring Fund anticipates that a significant amount of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long the Acquiring Fund held the assets sold.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Taxes

The Acquiring Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.

You will pay tax on dividends from the Acquiring Fund whether you receive them in cash or additional shares. If you redeem Acquiring Fund Shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Purchase, Redemption, Exchange and Transfer of Shares

The following discussion describes the policies and procedures related to the purchase, redemption, exchange and valuation of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for the corresponding share class of each Combined Fund, respectively, effective upon the closing of the Reorganization.

Availability and Minimum Investment

Investor A Shares. Investor A Shares of the Acquiring Fund are generally available through Financial Intermediaries. Investor A Shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with an Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares.

Institutional Shares. Institutional Shares of the Acquiring Fund are available only to certain investors, which include:

•

Individuals and “Institutional Investors” (as defined below) with a minimum initial investment of $2 million who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

•

Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Acquiring Fund, with a minimum initial investment of $1,000;

•

Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

•

Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Acquiring Fund, who are not subject to any minimum initial investment;

•

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group, Inc., Barclays or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock, who are not subject to any minimum initial investment; and

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

Institutional Shares of the Acquiring Fund have no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is also no minimum initial investment requirement for employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock. There is no minimum initial investment requirement for clients of financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform. There is a $2 million minimum initial investment requirement for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is a $1,000 minimum initial investment requirement for clients investing through financial intermediaries that offer such shares on a platform that charges a transaction-based sales commission outside of the Acquiring Fund. There is also a $1,000 minimum initial investment requirement for tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family member of such persons. Institutional Shares do not have a minimum additional investment requirement.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A Shares and Institutional Shares of the Acquiring Fund through your Financial Intermediary. You may also buy, sell, exchange and transfer Investor A Shares and Institutional Shares of the Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging and transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Fund is generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, the Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, the Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.”

See “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment—Institutional Shares” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the NAV determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the NAV determined on the next business day.

	Your Choices	Important Information for You to Know

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the following address: P.O. Box 9819, Providence, Rhode Island 02940-8019.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the NAV determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to

	Your Choices	Important Information for You to Know

$25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the AIP

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this Combined Prospectus/Information Statement

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time).

Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day.

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon

Your Choices	Important Information for You to Know

telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor A Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor A Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held with BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within three business days following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check

Your Choices	Important Information for You to Know

to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank

	Your Choices	Important Information for You to Know

account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

Redemption Proceeds

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Fund’s investment policies and restrictions as set forth in the SAI, and/or (iii) transferring portfolio securities in-kind to you. The SAI includes more information about the Fund’s line of credit and interfund lending program, to the extent applicable.

If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A or Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

You can exchange $1,000 or more of Investor Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion,

	Your Choices	Important Information for You to Know
that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account with respect to the Acquiring Fund, which account services and privileges will be the same for the Combined Fund effective upon the closing of the Reorganization. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis.

For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege	If you redeem Investor A or Institutional Shares and buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Acquiring Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

•

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

•	Redeem shares for property other than cash as may be permitted under the Investment Company Act; and

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Acquiring Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Acquiring Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

The above rights will be the same for the Combined Fund effective upon the closing of the Reorganization.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated, or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of the Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganizations.

Valuation of Shares

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy with respect to Investor A Shares and Institutional Shares. Effective upon the closing of the Reorganization, the Acquiring valuation policy described below will be continued by the Combined Fund.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses.

When you buy Acquiring Fund Shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Investor A Shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.00% as a percentage of offering price. Institutional Shares of the Acquiring Fund do not charge a front-end sales charge. Shares are also redeemed at their NAV, minus any applicable deferred sales charge or redemption fee. The Acquiring Fund calculates the NAV of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The NAV used in determining your share price is the next one calculated after your purchase or redemption order is received.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s NAV may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Acquiring Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Acquiring Fund’s NAV.

The Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the NAV next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or related Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see such Fund’s SAI.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

The Acquiring Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Acquiring Board has approved the policies discussed below to seek to deter market timing activity. The Acquiring Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Acquiring Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A and Institutional Shares of the Acquiring Fund that are contained in the Acquiring Fund Prospectus have been derived from the financial statements audited by PricewaterhouseCoopers LLP. As a result of the Acquiring Registrant Reorganization, the Acquiring Fund adopted the financial history of the Predecessor Acquiring Fund. Therefore, the financial highlights information presented for the Acquiring Fund prior to the date of the Acquiring Registrant Reorganization is the financial history of the Predecessor Acquiring Fund. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund Prospectus, the Annual Report to shareholders of the Predecessor Target Fund and the Semi-Annual Report to shareholders of the Target Fund, which are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

[See next page]

Financial Highlights (continued)

	BlackRock CoreAlpha Bond Fund
	Investor A
	Year Ended December 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$10.35		$10.22	$10.32	$10.58	$10.19

Net investment income(a)	0.30		0.20	0.20	0.22	0.23
Net realized and unrealized gain (loss)	(0.36)		0.19	0.01	(0.21)	0.39

Net increase (decrease) from investment operations	(0.06)		0.39	0.21	0.01	0.62

Distributions(b)
From net investment income	(0.27)		(0.22)	(0.18)	(0.21)	(0.22)
From net realized gain	(0.00	)(c)	—	(0.12)	(0.06)	(0.01)
From return of capital	—		(0.04)	0.01	—	—

Total distributions	(0.27)		(0.26)	(0.31)	(0.27)	(0.23)

Net asset value, end of year	$10.02		$10.35	$10.22	$10.32	$10.58

Total Return(d)
Based on net asset value	(0.52)%		3.83%	2.01%	0.04%	6.18%

Ratios to Average Net Assets(e)
Total expenses(f)	0.56	%(g)	0.69%	0.70%	0.70%	0.71%

Total expenses after fees waived and/or reimbursed(f)	0.53	%(g)	0.69%	0.69%	0.70%	0.69%

Net investment income(f)	3.05%		1.99%	1.92%	2.13%	2.19%

Supplemental Data
Net assets, end of year (000)	$433,789		$485	$1,695	$2,463	$1,776

Portfolio turnover rate of the Acquiring Master Portfolio(h)	331%		515%	677%	612%	686%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Includes the Fund’s share of the Acquiring Master Portfolio’s allocated expenses and/or net investment income.

(f)

Includes the Fund’s share of the Acquiring Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Acquiring Master Portfolio’s investments in underlying funds as follows:

	2018	2017	2016	2015	2014
Allocated fees waived	0.02%	0.02%	0.01%	0.01%	0.01%
Investments in underlying funds	0.02%	0.02%	—	—	—

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	189%	322%	459%	540%	470%

Financial Highlights (continued)

	BlackRock CoreAlpha Bond Fund
	Institutional
	Year Ended December 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$10.35		$10.22	$10.32	$10.57	$10.19

Net investment income(a)	0.31		0.25	0.24	0.26	0.26
Net realized and unrealized gain (loss)	(0.34)		0.17	0.01	(0.20)	0.39

Net increase (decrease) from investment operations	(0.03)		0.42	0.25	0.06	0.65

Distributions(b)
From net investment income	(0.30)		(0.25)	(0.22)	(0.25)	(0.26)
From net realized gain	(0.00	)(c)	—	(0.12)	(0.06)	(0.01)
From return of capital	—		(0.04)	(0.01)	—	—

Total distributions	(0.30)		(0.29)	(0.35)	(0.31)	(0.27)

Net asset value, end of year	$10.02		$10.35	$10.22	$10.32	$10.57

Total Return(d)
Based on net asset value	(0.18)%		4.19%	2.37%	0.48%	6.45%

Ratios to Average Net Assets(e)
Total expenses(f)	0.37	%(g)	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed(f)	0.35	%(g)	0.34%	0.35%	0.35%	0.34%

Net investment income(f)	3.14%		2.44%	2.24%	2.48%	2.53%

Supplemental Data
Net assets, end of year (000)	$791,197		$496,618	$345,259	$236,267	$183,880

Portfolio turnover rate of the Acquiring Master Portfolio(h)	331%		515%	677%	612%	686%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes the Fund’s share of the Acquiring Master Portfolio’s allocated expenses and/or net investment income.

(f)

Includes the Fund’s share of the Acquiring Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Acquiring Master Portfolio’s investments in underlying funds as follows:

	2018	2017	2016	2015	2014
Allocated fees waived	0.02%	0.02%	0.01%	0.01%	0.01%
Investments in underlying funds	0.02%	0.02%	—	—	—

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	189%	322%	459%	540%	470%

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly-issued Acquiring Fund Shares having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares will be distributed to the Target Fund shareholders. Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Acquiring Master Portfolio in exchange for interests in the Acquiring Master Portfolio. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of the Target Fund. Thereafter, the Target Fund will be abolished as a series of the Target Corporation under Maryland state law.

As a result of the Reorganization, the Target Fund shareholder will own the class of shares of the Acquiring Fund set out in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A*
Institutional	Institutional

*

The Acquiring Fund’s Investor C Shares are subject to a higher 12b-1 fee than the 12b-1 fee of the Target Fund’s Investor C Shares. Accordingly, holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization, which are subject to a lower 12b-1 fee than that of the Target Fund’s Investor C Shares.

The Acquiring Fund also offers Investor C Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with a Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by each Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds.

Each Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of the applicable Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of such Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund’s principal investment risks are substantially identical. Each Fund’s principal investment strategies are substantially similar, although there are some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies;”

•

assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through April 30, 2021, in each case as of December 31, 2018;

•

that, based on a pro-forma peer expense group for the Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile;

•	the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size;

•	the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for each of the Combined Fund’s share classes to be issued in the Reorganization are expected to be equal to those corresponding share classes of the Acquiring Fund and lower than those of the corresponding share classes of the Target Fund prior to the Reorganization;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Master Portfolio following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the aggregate NAV of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•

BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be $32,500. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be $137,500 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization. The total estimated expenses of the Reorganization are $170,000. The foregoing estimated expenses will be borne by the applicable entity directly or through waivers regardless of whether the Reorganization is consummated.

For these and other reasons, each Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each of: (i) the Acquiring Trust, on behalf of the Acquiring Fund; (ii) MIP II, on behalf of the Acquiring Master Portfolio; and (iii) the Target Corporation, on behalf of the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of the substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund shareholders and (ii) the mandatory redemption of all of the outstanding shares of the Target Fund followed by the termination, dissolution and complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

•

The holding period of Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

The holding period of the assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The Acquiring Fund and the Target Fund agreed in the Reorganization Agreement to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryforwards will be forfeited as a result of the Reorganization with respect to the Acquiring Fund. As of December 31, 2018, the Target Fund had capital loss carryforwards of $(4,694,095).

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be $32,500. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be $137,500 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization. The total estimated expenses of the Reorganization are $170,000. The foregoing estimated expenses will be borne by the applicable entity directly or through waivers regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, counsel to the Funds. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth: (i) as of December 31, 2018, the unaudited capitalization of Investor A, Investor C and Institutional Shares of the Target Fund; (ii) as of December 31, 2018, the unaudited capitalization of Investor A, Investor C, Institutional and Class K Shares of the Acquiring Fund; and (iii) as of December 31, 2018, the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional and Class K Shares of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Target Fund Investor A Shares (as of December 31, 2018)	Target Fund Investor C Shares (as of December 31, 2018)[1]	Acquiring Fund Investor A Shares (as of December 31, 2018)	Pro Forma Adjustments to Acquiring Fund Investor A Shares	Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$57,116,450	$27,273,811	$433,789,300	$(130,761)	$518,048,800
Shares Outstanding	5,801,558	2,770,034	43,301,068	(160,766)	51,711,894
NAV per Share	$9.85	$9.85	$10.02		$10.02

	Target Fund Institutional Shares (as of December 31, 2018)	Acquiring Fund Institutional Shares (as of December 31, 2018)	Pro Forma Adjustments to Acquiring Fund Institutional Shares	Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$4,348,971	$791,196,736	$(6,739)	$795,538,968
Shares Outstanding	441,887	78,979,023	(8,436)	79,412,474
NAV per Share	$9.84	$10.02		$10.02

	Acquiring Fund Investor C Shares (as of December 31, 2018)[1]	Pro Forma Adjustments to Acquiring Fund Investor C Shares	Combined Fund Pro Forma Investor C Shares
Net Assets	$156,751	$—	$156,751
Shares Outstanding	$15,640	$—	$15,640
NAV per Share	$10.02		$10.02

	Acquiring Fund Class K Shares (as of December 31, 2018)[3]	Pro Forma Adjustments to Acquiring Fund Class K Shares	Combined Fund Pro Forma Class K Shares
Net Assets	$377,251	$—	$377,251
Shares Outstanding	$37,638	$—	$37,638
NAV per Share	$10.02		$10.02

[1]

Holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization. Investor C Shares of the Acquiring Fund will not be issued in the Reorganization.

[2]	Assumes the Reorganization had taken place on December 31, 2018.

[3]	The Target Fund does not have Class K Shares. Class K Shares of the Acquiring Fund will not be issued in the Reorganization.

Shareholder Information

As of July 1, 2019, the Directors and officers of the Target Corporation as a group owned less than 1% of the shares of the Target Fund. As of July 9, 2019, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	Percentage	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor A Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor C Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Institutional Shares

As of July 1, 2019, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of July 9, 2019, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as follows:

Name	Address	Percentage	Class
RBC Capital Markets LLC	60 S. 6th Street Minneapolis, MN 55402-4400	89.87%	Investor A Shares
National Financial Services LLC	499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	32.13%	Investor C Shares
UBS WM USA	1000 Harbor BLVD Weehawken, NJ 07086	25.16%	Investor C Shares
Shirley M. and Bruce A. Helmbercht	301 Bellevue Parkway Wilmington, DE 19809	20.96%	Investor C Shares
BlackRock Holdco 2, Inc.	40 E 52nd Street, Floor 10 New York, NY 10022-5911	11.74%	Investor C Shares
JP Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	6.34%	Investor C Shares
Goldman Sachs & Co.	295 Chipeta Way Salt Lake City, UT 84108-1287	46.10%	Institutional Shares
BlackRock Advisors LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	17.94%	Institutional Shares

Name	Address	Percentage	Class
BlackRock Advisors LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	5.66%	Institutional Shares
Great-West Trust Company LLC	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	46.43%	Class K Shares
BlackRock Holdco 2, Inc.	40 E 52nd Street, Floor 10 New York, NY 10022-5911	37.99%	Class K Shares
Acensus Trust Company FBO	P.O. Box 10758 Fargo, ND 58106	15.57%	Class K Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the Target Corporation, a corporation organized under the laws of the State of Maryland on April 19, 2018. The Target Corporation and its series were organized for the purpose of acquiring the assets of a corresponding series of FDP Series, Inc. in the Target Registrant Reorganization, which occurred on September 17, 2018. The Target Corporation has an authorized capital of 300,000,000 shares of common stock, par value $0.0001 per share, all of which are classified as the Target Fund. The Target Fund is divided into three classes: Investor A, Investor C and Institutional Common Stock. Each class of shares of the Target Fund consists of 100,000,000 shares. Shares of each class of the Target Fund represent an interest in the same assets of the Target Fund and are identical in all respects except that the Investor A, Investor C and Institutional Common Stock bear certain expenses related to the shareholder servicing and/or distribution of such shares and certain other expenses that should be properly allocated to the shares of a particular class, have exclusive voting rights with respect to matters relating to the expenses being borne by such class, and may have different exchange and conversion rights as the Target Board may determine in accordance with the 1940 Act. The Target Board may classify and reclassify the authorized but unissued shares of the Target Fund into additional classes and/or series of common stock at a future date.

The Acquiring Trust was organized on April 19, 2018 as a statutory trust under the laws of the State of Delaware. The Acquiring Trust and its series were organized for the purpose of acquiring the assets of a corresponding series of BlackRock Funds III in the Acquiring Registrant Reorganization, which occurred on September 17, 2018. Under the Acquiring Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

Shares of the same class within the Acquiring Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

The shares of the Target Fund and the Acquiring Fund have no conversion or exchange rights except as the Target Board or the Acquiring Board, respectively, may grant in its discretion. There are no preemptive rights in connection with shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Delaware Statutory Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”), the Delaware Statutory Trust Act (the “Delaware Act”) and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to the MGCL, the Delaware Act and the relevant Fund’s operative documents.

In General

A fund organized as a Maryland corporation, such as the Target Corporation, is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL

The directors of a Maryland corporation generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL.

A fund established as a series of a Delaware statutory trust, such as the Acquiring Fund and MIP II, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For the Acquiring Fund, it is BlackRock Funds VI’s Agreement and Declaration of Trust, as amended (the “Acquiring Trust Declaration”), and Bylaws. For the Acquiring Master Portfolio, it is MIP II’s Agreement and Declaration of Trust, as amended (the “MIP II Declaration” and together with the Acquiring Trust Declaration, the “Delaware Trust Declarations”), and Bylaws. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust and MIP II are generally a function of the terms of the respective Delaware Trust Declaration. The Acquiring Trust and MIP II have taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Delaware Trust Declarations provide that their respective shareholders or interestholders, as applicable, are not personally liable for the debts or obligations of the trust, and also provide that a shareholder or interestholder, as applicable, of the Acquiring Fund or the Acquiring Master Portfolio shall be indemnified out of the assets of the trust held with respect to the Acquiring Fund or the Acquiring Master Portfolio (or an applicable class thereof) against liability arising solely from the shareholder’s or interestholder’s, as applicable, ownership of shares in the Acquiring Fund or the Acquiring Master Portfolio.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Corporation (the “Maryland Corporation Charter”) contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Corporation’s Bylaws (the “Maryland Corporation Bylaws”) contain such a provision. Shareholders may, in accordance with the terms of the Maryland Corporation Bylaws, cause a meeting of shareholders to be held for any proper purpose, including voting on the removal of Directors. Also, the Target Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock, provided that the charter of the corporation does not prohibit such action by the board. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Maryland Corporation Charter permits the Target Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Maryland Corporation Charter does not prohibit the Target Board from doing so.

Issuance of Shares

If so provided by the charter, the MGCL provides that the board of directors of a Maryland corporation has the power to authorize the issuance of stock. Prior to issuance of shares of each class or series, the board of directors of a Maryland corporation may, in its sole discretion, set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability solely for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Delaware Statutory Trusts

Each of the Acquiring Trust and MIP II is governed by the respective Delaware Trust Declaration, their respective bylaws and the Delaware Act.

Member Voting

Unless otherwise provided in a declaration of trust, the Delaware Act vests the management of a trust in a trustee. The Acquiring Trust Declaration vests management of the Acquiring Trust and each series thereof (including the Acquiring Fund) in the Trustees of the Acquiring Trust and provides that the Trustees shall have exclusive and absolute control over the trust property and over the business of the Acquiring Trust to the same extent as if the Trustees were the sole owners of the trust property and business in their own right, but with such powers of delegation as may be permitted by the Acquiring Trust Declaration. The MIP II Declaration vests management of MIP II and each series thereof (including the Acquiring Master Portfolio) in the Trustees of MIP II and provides that the Trustees shall have all powers necessary or desirable to carry out the purposes of MIP II, including, without limitation, the powers referred to the MIP II Declaration.

Under the Acquiring Trust Declaration, the Trustees, in order to change the form of organization of the Acquiring Trust, may, without prior shareholder approval, (i) cause the Acquiring Trust to be merged into or consolidated with, or to sell all or substantially all of its assets to, another trust or company; (ii) cause a series of the Acquiring Trust to be merged into or consolidated with, or to sell all or substantially all of its assets to, another series of the Acquiring Trust or another series of another trust or company; (iii) cause the shares of a class of a series to be converted into another class of the same series; (iv) cause the shares of the Acquiring Trust or any series to be converted into beneficial interests in another business or statutory trust (or series thereof); (v) cause the shares of the Acquiring Trust or any series to be exchanged for shares in another trust or company under or pursuant to any state or federal statute to the extent permitted by law; or (vi) cause the Acquiring Trust to incorporate under the laws of State of Delaware. The MIP II Declaration provides that the Trustees, subject to applicable law, may, without interestholder approval, sell and convey all or substantially all of the assets of MIP II or any series to one or more trusts, partnerships, associations or corporations so long as the transferee is an investment company under the 1940 Act, or is a series thereof; any such sale shall be for such consideration as the Trustees, in their absolute discretion, deem adequate and may include the assignment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the MIP II or any series and may include shares of beneficial interest, stock or other ownership interest of the transferee or of a series thereof.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Trustees

The Acquiring Trust Declaration provides that the number of Trustees shall be fixed from time to time by action of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than fifteen (15) or fewer than one (1). The Acquiring Trust Declaration states that the Trustees shall hold office during the lifetime of the Acquiring Trust, and until its termination, except that: (a) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the Acquiring Trust, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has died, becomes physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) a Trustee may be removed at any meeting of the shareholders of the Acquiring Trust by a vote of shareholders owning at least two-thirds of the outstanding shares. In addition, an appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.

The MIP II Declaration provides that the number of Trustees shall be fixed from time to time by the Trustees and shall be not less than one. The MIP II Declaration states that the Trustees shall hold office during the lifetime of MIP II, and until its termination, except that: (i) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to MIP II, which shall take effect upon such delivery or upon such later date as is specified therein; (ii) any Trustee may be removed at any time by vote of at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (iii) any Trustee who requests in writing to be retired or who has died, becomes physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (iv) a Trustee may be removed at any meeting of the interestholders of MIP II by vote of two-thirds of the outstanding interests entitled to vote thereon. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.

Issuance of Shares

The Acquiring Trust Declaration provides that the Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in shares and, subject to the provisions set forth in the Acquiring Trust Declaration, to apply to any such repurchase, redemption, retirement, cancellation, or acquisition of shares any funds or property of the Acquiring Trust, or the particular series of the Acquiring Trust, with respect to which such shares are issued. The Acquiring Trust Declaration also provides that the Trustees in their discretion may, from time to time, without vote of the shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses.

The number of shares of each series, and each class thereof, authorized under the Acquiring Trust Declaration is unlimited. Under the Acquiring Trust Declaration, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Acquiring Trust or the Trustees, whether of the same or other series.

Under the MIP II Declaration, the number of interests authorized shall be unlimited, provided that no series shall at any time have more than 100 interestholders. Under the MIP II Declaration, interestholders shall have no preemptive or appraisal or other right to subscribe for any additional interests or other securities issued by MIP II. In addition, interestholders shall have no right to demand payment for their interests or any other rights of dissenting shareholders in the event MIP II participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under the General Corporation Law of the State of

Delaware, or otherwise. No action may be brought by an interestholder on behalf of MIP II unless interestholders owning not less than 10 percent of then outstanding interests of MIP II join in the bringing of such action. No action may be brought by an interestholder on behalf of any series of MIP II unless interestholders owning not less than 10 percent of then outstanding interests of such series join in the bringing of such action.

Series

The Acquiring Trust Declaration provides that the Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any series of the Acquiring Trust, to establish and designate and to change in any manner such series of shares or any classes of initial or additional series and to fix such preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide and combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, or to take such other action with respect to the shares as the Trustees may deem desirable.

The MIP II Declaration provides that the Trustees shall have full power and authority, subject to the provisions of the MIP II Declaration and applicable provisions of Delaware law, to establish separate and distinct series with separately defined investment objectives and policies and separately defined investment purposes and to establish classes of such series having relative rights, powers and duties as the Trustees may provide consistent with applicable law; to allocate assets, liabilities, income and expenses of MIP II to a particular series of interests or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of interests shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of interests, to allocate assets, liabilities, income and expenses of a series to a particular class of interests of that series or to apportion the same among two or more classes of interests of that series.

Amendments to the Delaware Trust Declarations

Except as specifically provided in the Acquiring Trust Declaration, as applicable, the Trustees of the Acquiring Trust, without shareholder vote, may amend or otherwise supplement the Acquiring Trust Declaration by making an amendment, a trust instrument supplemental to the Acquiring Trust Declaration, or an amended and restated trust instrument. Shareholders have the right to vote (i) on any amendment which would affect their right to vote granted in certain provisions of the Acquiring Trust Declaration, (ii) on any amendment to the section of the Acquiring Trust Declaration concerning amendments, (iii) on any amendment as may be required by law or by the Acquiring Trust’s registration statement filed with the SEC, and (iv) on any amendment submitted to the shareholders by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series shall be authorized by vote of the shareholders of each series affected and no vote of shareholders of a series not affected shall be required. Notwithstanding anything else in the Acquiring Trust Declaration, any amendment thereto shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Acquiring Trust Covered Persons (each as defined below) prior to such amendment.

Except as specifically provided in the MIP II Declaration, as applicable, the Trustees of MIP II may, without interestholder vote, amend or otherwise supplement the MIP II Declaration by an instrument in writing signed by a majority of the Trustees; provided, however, the interestholders shall have the right to vote (a) on any amendment which would affect their right to vote granted in certain provisions of the MIP II Declaration, (b) on any amendment to the section of the MIP II Declaration, concerning amendments, (c) on any amendment as may be required by the 1940 Act and (d) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the interestholders which, as the Trustees determine, shall affect the interestholders of one or more series shall be authorized by vote of the interestholders of each series affected and no vote of interestholders of a series not affected shall be required.

Shareholder, Trustee and Officer Liability

The Acquiring Trust Declaration each provides that, in case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his or her being or having been a shareholder of such series and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Acquiring Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Acquiring Trust Declaration states that, subject to the exceptions and limitations contained in this paragraph: (i) every person who is, or has been, a Trustee or officer of the Acquiring Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as an “Acquiring Trust Covered Person”) shall be indemnified by the Acquiring Trust or by one or more series thereof if the claim arises from his or her conduct with respect to only such series (unless the series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligation, to the extent not satisfied out of the assets of a series, shall be an obligation of the Acquiring Trust), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Acquiring Trust Covered Person in connection with any claim, action, suit, or proceeding in which such Acquiring Trust Covered Person becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Acquiring Trust Covered Person in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, regulatory or other, including investigations and appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities. No indemnification shall be provided under the Acquiring Trust Declaration to an Acquiring Trust Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Acquiring Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Acquiring Trust Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Acquiring Trust; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in clause (i) above resulting in a payment by an Acquiring Trust Covered Person, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who neither are interested persons of the Acquiring Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

The MIP II Declaration each provides that, in case any interestholder or former interestholder shall be held to be personally liable solely by reason of his being or having been an interestholder and not because of his acts or omissions or for some other reason, the interestholder or former interestholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the particular series of interests of which he or she is or was an interestholder to be held harmless from and indemnified against all losses and expenses arising from such liability. Upon request, MIP II shall cause its counsel to assume the defense of any claim which, if successful, would result in an obligation of MIP II to indemnify the interestholder as aforesaid.

The MIP II Declaration provides that, subject to the exceptions and limitations contained in in this paragraph: (i) every person who is, or has been, a Trustee or officer of MIP II (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “MIP II Covered Person”) shall be indemnified by MIP II, or by one or more series thereof if the claim arises from his or her conduct with respect to only such series (unless the series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligation, to the extent not satisfied out of the assets of a series, shall be an obligation of MIP II), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such MIP II Covered Person, in connection with any claim, action, suit, or proceeding in which such MIP II Covered Person becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such MIP II Covered Person in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, regulatory or other, including investigations and appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities. No indemnification shall be provided under the MIP II Declaration to a MIP II Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to MIP II or its interestholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the MIP II Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of MIP II; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in clause (i) above resulting in a payment by a MIP II Covered Person, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who neither are interested persons of the MIP II nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry).

Derivative Actions

The Delaware Act permits a shareholder to bring a derivative action on behalf of a trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. Before a shareholder of the Acquiring Fund can bring a derivative action, the Acquiring Trust Declaration requires that shareholders who collectively hold at least 10% of the outstanding shares of the Acquiring Fund join in the bringing of such action, unless a majority of the trustees of the Acquiring Board or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. Before an interestholder of the Acquiring Master Portfolio can bring a derivative action, the MIP II Declaration requires that interestholders who collectively hold at least 10% of the outstanding interests of the Acquiring Master Portfolio join in the bringing of such action.

* * *

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Target Fund, the Target Corporation, the Acquiring Fund, the Acquiring Trust, the Acquiring Master Portfolio and MIP II and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions:

The Acquiring Fund and the Acquiring Master Portfolio may not:

1.

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Commission or its staff).

2.

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

3.	Borrow money, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder.

4.	Issue senior securities, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder.

5.

Make loans to other parties, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

6.

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

7.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8.

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Restrictions:

Under its non-fundamental investment restrictions, which may be changed by the Acquiring Board or the Master Board without shareholder approval, the Acquiring Fund and the Acquiring Master Portfolio, respectively, may not:

(1) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(2) Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Notwithstanding any other investment policy or restriction (whether or not fundamental), the Acquiring Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Acquiring Fund. See “Account Information — Master/Feeder Mutual Fund Structure” in the Acquiring Fund Prospectus.

Target Fund

Fundamental Investment Restrictions:

The Target Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	Make investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.

Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission. (For purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market).

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to investment restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Target Fund uses the classifications and sub-classifications of MSCI as a guide to identify industries. To the extent that an industry classification or subclassification is not provided by MSCI, the Fund may utilize any one or more of the industry classifications or subclassifications used by one or more other widely recognized market indexes or rating group indexes, one or more third party providers of industry classifications, and/or as defined by Target Fund Management. Currently, for industry classifications or subclassifications not provided by MSCI, the Target Fund uses the classifications of Barclays PLC.

In addition, as a non-fundamental policy that may be changed by the Target Board and to the extent required by the SEC or its staff, the Target Fund will, for purposes of fundamental investment restriction (1) above, treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Non-Fundamental Investment Restrictions:

Under its non-fundamental investment restrictions, the Target Fund (unless otherwise noted) may not:

(a) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

APPENDIX II

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●], 2019, by and among FDP Series II, Inc., a registered investment company and a Maryland corporation (the “Target Company”), on behalf of FDP BlackRock CoreAlpha Bond Fund, a separate series of the Target Company (the “Target Fund”), BlackRock Funds VI, a registered investment company and a Delaware statutory trust (the “Acquiring Trust”), on behalf of BlackRock CoreAlpha Bond Fund, a separate series of the Acquiring Trust (the “Acquiring Fund” or the “Acquiring Feeder Fund”), and Master Investment Portfolio II, a registered investment company and a Delaware statutory trust (“MIP II”), on behalf of CoreAlpha Bond Master Portfolio, a separate series of MIP II (the “Master Portfolio”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Feeder Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund. Immediately following the Reorganization, the assets acquired by the Acquiring Feeder Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Master Portfolio in exchange for interests in the Master Portfolio.

WHEREAS, the Target Company, the Acquiring Trust and MIP II are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund invests all of its assets in the Master Portfolio;

WHEREAS, the Master Portfolio as of the date hereof is treated as a partnership for U.S. federal income tax purposes;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of MIP II and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of MIP II and the Acquiring Fund, respectively, and that the interests of the existing shareholders of the Master Portfolio and the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. Immediately following the Closing, the Acquiring Feeder Fund will contribute the Assets (as defined in paragraph 1.2), subject to the Target Fund Stated Liabilities assumed, to the Master Portfolio in exchange for interests in the Master Portfolio. For the purposes of this Agreement, the Investor A Shares of the Target Fund correspond to the Investor A Shares of the Acquiring Fund, Investor C Shares of the Target Fund correspond to Investor A Shares of the Acquiring Fund and Institutional Shares of the Target Fund correspond to Institutional Shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Company, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date, (ii) the Acquiring Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware and (iii) MIP II shall make any filings with the State of Delaware that are required under the laws of the State of Delaware.

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES AND MANDATORY REDEMPTION OF TARGET FUND SHARES.

(a) On or as soon as practicable after the Closing Date, the Target Fund will distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the

“Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders pursuant to paragraph 1.5(a) above, the Target Fund will mandatorily redeem all of its outstanding shares for no consideration. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING TRUST; ACTION BY TARGET COMPANY. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor C and Institutional Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor A and Institutional Shares of the Acquiring Fund, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2019, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Company, on behalf of the Target Fund, shall be transferred and delivered by the Target Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, and to MIP II, on behalf of the Master Portfolio, as follows:

(a) The Target Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Trust and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Company with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Target Company’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended [May 31, 2019], which have been audited by [●], have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended [May 31, 2019], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund shareholders shall not constitute a material adverse change.

(j) Since [●], 2019 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue 300,000,000 shares of common stock, par value $0.0001 per share, of the Target Fund and, as of [●], 2019, no shares of the Target Fund were held in the treasury of the Target Company. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Company, enforceable in accordance with its terms, and no other action or proceedings by the Target Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund shareholders is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE MASTER PORTFOLIO AND THE ACQUIRING FUND. MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to the Target Company, on behalf of the Target Fund, as follows:

(a) MIP II is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. MIP II has filed the necessary certificates required to be filed under the laws of the State of Delaware and paid the necessary fees due thereon. The Acquiring Trust has filed the necessary certificates required to be filed under the laws of the State of Delaware and paid the necessary fees due thereon. MIP II is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Master Portfolio is a legally designated, separate series of MIP II. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. Each of MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) Each of MIP II and the Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Each of MIP II and the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Master Portfolio and the Acquiring Fund, respectively.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to MIP II, the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to MIP II, the Master Portfolio, the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company or the Target Fund furnished to the Acquiring Trust or the Acquiring Fund by the Target Company from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by MIP II, the Acquiring Trust with respect to MIP II, the Master Portfolio, the Acquiring Trust or the Acquiring Fund, for use in the Registration Statement or any other materials provided by MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) Each of MIP II, the Master Portfolio, the Acquiring Trust and the Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law or any provision of MIP II’s or the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which MIP II or the Acquiring Trust is a party, on behalf of the Master Portfolio or the Acquiring Fund, respectively, or by which MIP II or the Acquiring Trust, on behalf of the Master Portfolio or the Acquiring Fund, respectively, is bound, nor will the execution, delivery and performance of this Agreement by MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which MIP II or the Acquiring Trust is a party, on behalf of the Master Portfolio or the Acquiring Fund, respectively, or by which MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to MIP II or the Acquiring Trust’s knowledge threatened against the

Master Portfolio or any of its properties or assets or against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Master Portfolio’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. Neither MIP II nor the Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of each of MIP II (as it relates to the Master Portfolio) and the Acquiring Fund for the fiscal year ended December 31, 2018, which have been audited by [●], and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2019, have been prepared in accordance with GAAP consistently applied and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Master Portfolio and the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Master Portfolio or the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Master Portfolio or the Acquiring Fund for the fiscal year ended December 31, 2018 and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Master Portfolio’s or the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Master Portfolio or the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [●], 2019, there has not been (i) any pending or to the knowledge of MIP II or the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Master Portfolio or the Acquiring Fund, respectively; (ii) any option to purchase or other right to acquire interests in the Master Portfolio or shares of the Acquiring Fund issued or granted by or on behalf of the Master Portfolio or the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Master Portfolio and the Acquiring Fund, respectively; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Master Portfolio or the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Master Portfolio or the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Master Portfolio or the Acquiring Fund; (v) any amendment of MIP II’s or the Acquiring Trust’s organizational documents in a manner materially affecting the Master Portfolio and the Acquiring Fund, respectively; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Master Portfolio or the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Master Portfolio and the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) MIP II has an unlimited number of authorized interests. The Acquiring Trust has an unlimited number of authorized interests. All issued and outstanding shares of beneficial interest of each of MIP II and the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption therefrom, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, each of the Master Portfolio and the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) Each of MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of MIP II and the Trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of MIP II and the Acquiring Trust, enforceable in accordance with its terms, and no other action or proceedings by MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs. MIP II has caused the Master Portfolio to be managed so as to allow the Acquiring Fund to qualify as a RIC and the Master Portfolio will continue to be managed so as to allow the Acquiring Fund to qualify through the Reorganization and thereafter.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by MIP II, on behalf of the Master Portfolio, or the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF MIP II, ON BEHALF OF THE MASTER PORTFOLIO, THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Company, on behalf of the Target Fund, shall make available to the Acquiring Trust’s officers and agents all books and records of the Target Fund, and MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, shall make available to the Target Company’s officers and agents all books and records of MIP II relating to the Master Portfolio and the Acquiring Trust relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined

Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

None of the Master Portfolio (or MIP II, on behalf of the Master Portfolio), the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund) or the Target Fund (or the Target Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, U.S. federal income tax counsel to the Master Portfolio, the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP). Solely for federal income tax purposes, the Acquiring Fund and the Target Fund agree to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund.

5.9 REASONABLE BEST EFFORTS. Each of MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund and the Target Company, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY,

ON BEHALF OF THE TARGET FUND

The obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by MIP II (or MIP II, on behalf of the Master Portfolio) and the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of MIP II, on behalf of the Master Portfolio, and of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF MIP II, ON BEHALF OF THE MASTER PORTFOLIO, AND THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of each of MIP II, on behalf of the Master Portfolio, and the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of MIP II and the Board of Trustees of the Acquiring Trust has approved this Agreement with respect to the Master Portfolio and the Acquiring Fund, respectively.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF MIP II, ON BEHALF OF THE MASTER PORTFOLIO, THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, MIP II, the Master Portfolio, the Acquiring Trust or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Master Portfolio, the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Master Portfolio, the Target Fund, the Acquiring Fund, MIP II, the Target Company or the Acquiring Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring Trust, on behalf of the Acquiring Fund, the Target Company, on behalf of the Target Fund, and MIP II, on behalf of the Master Portfolio, each shall have received an opinion of Willkie Farr &

Gallagher LLP, United States tax counsel to the Acquiring Trust, on behalf of the Acquiring Fund, the Target Company, on behalf of the Target Fund, and MIP II, on behalf of the Master Portfolio, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and (ii) the redemption by the Target Fund of all its outstanding shares, and (iii) the complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

(i) Under Section 721 of the Code, no gain or loss will be recognized by the Acquiring Fund or the Master Portfolio upon the transfer of all the Assets to the Master Portfolio in exchange for interests in the Master Portfolio and the Master Portfolio’s assumption of the Target Fund Stated Liabilities;

(j) Under Section 723 of the Code, the tax basis of the Assets transferred to the Master Portfolio will be same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization, except as provided in clause (g) above; and

(k) Under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Master Portfolio will include the period during which the Assets were held by the Target Fund (except to the extent that the investment activities of the Master Portfolio reduce or eliminate such holding period and except as provided in clause (h) above).

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of MIP II, the Target Company and Acquiring Trust will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. The Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Advisors LLC (“BlackRock”) or its affiliates. The cost associated with the Target Fund will be paid by the Target Fund. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund and the Target Company, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of MIP II, on behalf of the Master Portfolio, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund. In addition, MIP II, the Acquiring Trust or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or (b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of MIP II, the Acquiring Trust and the Target Company as specifically authorized by their Board of Trustees or Board of Directors, as applicable.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Master Portfolio, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that MIP II, the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MASTER INVESTMENT PORTFOLIO II, ON BEHALF OF ITS SERIES, COREALPHA BOND MASTER PORTFOLIO

By:
Name:
Title:

FDP SERIES II, INC., ON BEHALF OF ITS SERIES, FDP BLACKROCK COREALPHA BOND FUND

By:
Name:
Title:

BLACKROCK FUNDS VI, ON BEHALF OF ITS SERIES, BLACKROCK COREALPHA BOND FUND

By:
Name:
Title:

APPENDIX III

Intermediary-Defined Sales Charge Waiver Policies

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-End Sales Charge Waivers for Investor A Shares available at Merrill Lynch

•

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

•	Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program, or effective February 1, 2019, exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from such program to a Merrill Lynch brokerage (non-advisory) account

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

•	Shares exchanged from Investor C (i.e. level-load) Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the prospectus

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the prospectus

•	Shares bought due to return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

III-1

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•

Investor A and C Shares of the Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts, that are exchanged for Institutional Shares of the Fund due to transfer to certain fee based accounts or platforms

•

Effective February 1, 2019, Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus

•

Rights of Accumulation (ROA) entitle shareholders to breakpoint discounts that will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

III-2

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial.

Effective June 1, 2018, shareholders purchasing Investor A shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within BlackRock Funds)

•

Shares exchanged from Investor C Shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares for load waived shares, that waiver will also apply to such exchanges

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor (“FA”) and/or the FA’s spouse, FA’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), FA’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

III-3

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

III-4

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

•	Shares purchased in a Raymond James investment advisory program.

•	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

•	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares bought due to return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

III-5

FDP SERIES II, INC.

FDP BlackRock CoreAlpha Bond Fund

BLACKROCK FUNDS VI

BlackRock CoreAlpha Bond Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2019

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc. (the “Target Corporation”), into BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”), a series of BlackRock Funds VI (the “Acquiring Trust”). The Acquiring Fund invests all of its assets in CoreAlpha Bond Master Portfolio (the “Acquiring Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund.

The Target Fund, the Acquiring Fund and the Acquiring Master Portfolio are referred to as a “Fund” and collectively referred to as the “Funds.” The Acquiring Fund and the Acquiring Master Portfolio, following completion of the Reorganization, may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively, in this SAI.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated [ ], 2019 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the Target Fund to its shareholders. All of the outstanding shares of the Target Fund will be redeemed and the Target Fund will be terminated, dissolved and liquidated. Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Target Fund, subject to the Target Fund liabilities assumed, will be contributed to the Acquiring Master Portfolio in exchange for interests in the Acquiring Master Portfolio.

For the Target Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of FDP BlackRock CoreAlpha Bond Fund dated August 8, 2018, as supplemented (SEC Accession No. 0001193125-18-242929); the Annual Report to Shareholders of the Predecessor Target Fund for the fiscal year ended May 31, 2018, filed August 3, 2018 (SEC Accession No. 0001193125-18-237364), as filed with the Securities and Exchange Commission (the “SEC”); and the Semi-Annual Report to Shareholders of the Target Fund for the six-month period ended November 30, 2018, filed February 4, 2019 (SEC Accession No. 0001193125-19-026655), as filed with the SEC.

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock CoreAlpha Bond Fund dated July 17, 2018, as supplemented (SEC Accession No. 0001193125-18-223871); and the Annual Report to Shareholders of the

Acquiring Fund for the fiscal year ended December 31, 2018, filed March 8, 2019 (SEC Accession No. 0001193125-19-068491).

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Page
Financial Statements	S-4
Pro Forma Financial Statements (Unaudited)	S-4

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Predecessor Target Fund for the fiscal year ended May 31, 2018, (ii) the Semi-Annual Report to Shareholders of the Target Fund for the six-month period ended November 30, 2018, and (iii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2018.

Pro forma financial statements of each of the Target Funds and each of the Acquiring Funds are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds as of November 30, 2018 and the Acquiring Fund as of December 31, 2018.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Predecessor Target Fund and the Acquiring Fund and the most recent Semi-Annual Report of the Target Fund, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below with respect to the Combined Fund for the period ended December 31, 2018 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at January 1, 2018. The Reorganization is intended to merge the Target Fund into the Acquiring Fund, a similar fund that invests all of its assets in the Acquiring Master Portfolio, which is advised by BlackRock Advisors, LLC (“BlackRock”).

The expenses, expense caps and waivers listed below with respect to the Target Fund and the Acquiring Fund were in effect during the periods January 1, 2018 to December 31, 2018.

Target Fund

The Target Corporation, on behalf of the Target Fund, has entered into a management agreement with BlackRock (the “Target Fund Management Agreement”). Under the Target Fund Management Agreement, BlackRock receives for its services to the Target Fund a fee at an annual rate of the Target Fund’s average daily net assets.

The Target Fund is the successor to Predecessor Target Fund as a result of the Target Registrant Reorganization on September 17, 2018. The Predecessor Target Corporation, on behalf of the Predecessor Fund, entered into a management agreement with BlackRock (the “Predecessor Target Fund Management Agreement”), the terms of which were substantially identical to those of the Target Fund Management Agreement as of the date of the Target Registrant Reorganization. Under the Predecessor Target Fund Management Agreement, BlackRock was entitled to an annual management fee at the same rates as set out below for the Target Fund Management Agreement. In addition, BlackRock agreed to the same fee waivers and expense caps described in this section with respect to the Predecessor Target Fund as of the date of the Target Registrant Reorganization.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) for the Target Fund are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.40%
In excess of $1 billion but not more than $3 billion	0.38%
In excess of $3 billion but not more than $5 billion	0.36%
In excess of $5 billion but not more than $10 billion	0.35%
In excess of $10 billion	0.34%

BlackRock has contractually agreed to waive a portion of the management fee payable by the Target Fund so that the annual management fee rate for the Target Fund is 0.32% of the average daily net assets of the Target Fund through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”) of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of management fees the Target Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Target Fund affiliated money market fund waiver”).

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Target Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Target Fund’s business, if any) of each share class of the Target Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	2.20%
Investor C Shares	2.75%
Institutional Shares	1.95%

[1]

The contractual caps are in effect through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Target Fund affiliated money market fund waiver.

Acquiring Fund

The Acquiring Fund is a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. All investments are made at the Acquiring Master Portfolio level.

BlackRock serves as manager to the Acquiring Master Portfolio pursuant to a management agreement (the “Master Portfolio Management Agreement”).

The Acquiring Master Portfolio is the successor to the Predecessor Master Portfolio as a result of the MIP Registrant Reorganization on September 17, 2018. In addition, the Acquiring Fund is the successor to the Predecessor Acquiring Fund, which invested all of its assets in the Predecessor Master Portfolio, as a result of the Acquiring Registrant Reorganization on September 17, 2018. The Predecessor Master Portfolio, on behalf of the Predecessor Acquiring Fund, entered into a management agreement with BlackRock (the “Predecessor Master Portfolio Management Agreement”), the terms of which were substantially identical to those of the Master Portfolio Management Agreement as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization. Under the Predecessor Master Portfolio Management Agreement, BlackRock was entitled to an annual management fee at the same rates for the Master Portfolio Management Agreement. In addition, BlackRock agreed to the same fee waivers described in this section as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization.

Effective November 19, 2018, under the Master Portfolio Management Agreement, BlackRock receives as compensation for its services to the Acquiring Master Portfolio a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.24%
$1 billion – $3 billion	0.23%
$3 billion – $5 billion	0.22%
$5 billion – $10 billion	0.21%
Greater than $10 billion	0.20%

Prior to November 19, 2018, under the Master Portfolio Management Agreement, BlackRock received as compensation for its services to the Acquiring Master Portfolio a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.25%
$1 billion – $3 billion	0.24%
$3 billion – $5 billion	0.23%
$5 billion – $10 billion	0.22%
Greater than $10 billion	0.21%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through

April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP II or by a vote of a majority of the outstanding voting securities of the Acquiring Master Portfolio.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Acquiring Master Portfolio pays to BlackRock indirectly through its investment in affiliated money market funds.

BlackRock has entered into separate sub-advisory agreements (each, a “Master Portfolio Sub-Advisory Agreement”) with the Sub-Advisers. BIL and BFA are each affiliates of BlackRock. Under the Master Portfolio Sub-Advisory Agreements, each Sub-Adviser acts as sub-adviser for a portion of the Acquiring Master Portfolio’s portfolio. Pursuant to the Master Portfolio Sub-Advisory Agreements, BlackRock pays each Sub-Adviser for services it provides for that portion of the Acquiring Master Portfolio for which each Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Master Portfolio Management Agreement.

BlackRock entered into sub-advisory agreements with the Sub-Advisers with respect to the Predecessor Master Portfolio (the “Predecessor Master Portfolio Sub-Advisory Agreements”), the terms of which were substantially identical to those of the Sub-Advisory Agreements as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization. Under the Predecessor Master Portfolio Sub-Advisory Agreements, the Sub-Advisers were entitled to receive the same fees as they are entitled to receive under the Master Portfolio Sub-Advisory Agreements as of the date of the MIP Registrant Reorganization and the Acquiring Registrant Reorganization.

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BlackRock, as Administrator. The Target Corporation has not entered into an administration agreement with BlackRock with respect to the Target Fund.

BlackRock provides the following services, among others, as the Acquiring Fund’s administrator:

•	Supervises the Acquiring Fund’s administrative operations;

•	Provides or causes to be provided management reporting and treasury administration services;

•	Financial reporting;

•	Legal, blue sky and tax services;

•	Preparation of proxy statements and shareholder reports; and

•	Engaging and supervising the shareholder servicing agents on behalf of the Acquiring Fund.

Effective November 19, 2018, BlackRock is entitled to receive an annual administration fee as a percentage of average daily net assets equal to 0.05% with respect to Institutional Shares and Investor A Shares of the Acquiring Fund. Prior to November 19, 2018, BlackRock was entitled to receive an annual administration fee as a percentage of average daily net assets equal to 0.10% with respect to Institutional Shares of the Acquiring Fund and 0.20% with respect to Investor A Shares of the Acquiring Fund. In addition to performing these services, BlackRock has agreed to bear all costs of operating the Acquiring Fund, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Independent Board Members of the Acquiring Fund or the Acquiring Trust as defined in the 1940 Act, and their counsel, auditing fees, litigation expenses, taxes and other extraordinary expenses.

BlackRock serves as the administrator of the Acquiring Master Portfolio pursuant to an administration agreement with MIP II (the “Master Portfolio Administration Agreement”). Under the Master Portfolio Administration Agreement, BlackRock is not entitled to receive compensation for providing administration services to the Acquiring Master Portfolio for so long as (i) BlackRock is entitled to receive compensation for providing administration services to a feeder fund (such as the Acquiring Fund) that invests substantially all of its assets in the Acquiring Master Portfolio, or (ii) BlackRock or an affiliate receives advisory fees from the Acquiring Master Portfolio. Consequently, BlackRock currently does not receive administration fees from the Acquiring Master Portfolio and does not expect to receive administration fees from the Combined Master Portfolio following the completion of the Reorganization.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

As of December 31, 2018, the net assets of (i) the Target Fund were $88,739,232. As of December 31, 2018, the net assets of the Combined Fund would have been $1,314,121,770 on a pro forma basis. The net assets of the Combined Fund reflect the expenses incurred in connection with the Reorganization, as described under the “Cost of Reorganization” section below.

In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares. The aggregate net asset value (“NAV”) immediately after the Reorganization of the Combined Fund shares will be the same as the aggregate NAV of the Target Fund shares immediately prior to the Reorganization. The aggregate NAV of the Target Fund immediately prior to the Reorganization will reflect accrued expenses associated with the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Target Fund and the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the NAV of an Acquiring Fund Share is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of an Acquiring Fund Share is higher than the NAV of the corresponding share class of the corresponding Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization.

With respect to the Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the Target Fund, as of December 31, 2018, divided by the NAV per share of the corresponding class of shares of the Acquiring Fund as of December 31, 2018. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at the date specified below:

Acquiring Fund1

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization[2]	Total Outstanding Shares Post-Combination
Investor A	43,301,068	8,410,826	51,711,894
Institutional	78,979,023	433,451	79,412,474
Investor C	15,640	—	15,640
Class K3	37,638	—	37,638

[1]	At December 31, 2018.
[2]

Holders of Investor C Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization. Investor C Shares of the Acquiring Fund will not be issued in the Reorganization.

[3]	The Target Fund does not have Class K Shares. Class K Shares of the Acquiring Fund will not be issued in the Reorganization.

On a pro forma basis for the twelve months ended on the dates listed below, the Reorganization would result in the following changes in investment advisory fees, administration fees, other operating expenses, and waivers and reimbursements for the Acquiring Fund as follows:

	Dollar Change	Basis Points
Investment advisory fees	$(213,528)	-0.03%
Administration fees	$(208,183)	-0.03%
Other operating expenses	$(600,434)	-0.08%
Waivers and reimbursements	$75,796	0.01%

The following table represents the total net annual portfolio operating expenses for the Target Fund and the Acquiring Fund as of December 31, 2018, and the Combined Fund, as if the Reorganization was consummated on January 1, 2018. Upon the closing of the Reorganization, the total net annual operating expenses for the Combined Fund will be lower than that of the Target Fund.

		Total Net Annual Portfolio Operating Expenses
Target Fund Shares	Acquiring Fund Shares Received	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Investor A Shares	Investor A Shares	0.99%	0.56%	0.55%
Investor C Shares	Investor A Shares	1.53%	0.56%	0.55%
Institutional Shares	Institutional Shares	0.74%	0.31%	0.30%

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding valuation and Subchapter M compliance. As of December 31, 2018, all of the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund and the Acquiring Master Portfolio. As of March 31, 2019, 99% of the Target Fund’s assets were invested in securities anticipated to be held by the Combined Master Portfolio, and 100% of the Acquiring Master Portfolio’s assets were invested in securities that are anticipated to be held by the Combined Master Portfolio. In connection with the Reorganization, the portfolio managers of the Combined Master Portfolio anticipate requesting the disposition of approximately 1% of the securities of the Target Fund and 0% of the securities of the Acquiring Master Portfolio.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be $32,500. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be $137,500 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization. The total estimated expenses of the Reorganization are $170,000. The foregoing estimated expenses will be borne by the applicable entity directly or through waivers regardless of whether the Reorganization is consummated.

Undistributed Net Investment Income and Capital Loss Carryforwards: Substantially all of the undistributed net investment income and undistributed realized gain, if any, of the Target Fund is expected to be distributed to the Target Fund’s shareholders prior to the Closing Date (as defined in Appendix II). As of December 31, 2018 with respect to each Fund, the amount of undistributed net investment income and capital loss carryforwards for each Fund was as follows:

Undistributed Net Income
Target Fund	Acquiring Fund
—	—

Capital Loss Carryforwards

Target Fund	Acquiring Fund
$(4,694,095)[1]	$(11,421,188)[1]

[1]	Capital loss carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986, as amended.

BlackRock Funds VI

PART C. OTHER INFORMATION

Item 15.    Indemnification.

Section 10.02 of the Registrant’s Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a Trustee or officer of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit, or proceeding in which such Covered Person becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Covered Person in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, regulatory or other, including investigations and appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Covered Person, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be repaid by such Covered Person to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided a surety bond or some other appropriate security for such undertaking; (ii) the Trust or Series thereof is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be entitled to indemnification under this Section 10.02. In connection with any determination pursuant to clause (iii) of the preceding sentence, any Covered Person who is a Trustee and is not an Interested Person of the Trust and any Covered Person who has been a Trustee and at such time was not an Interested Person of the Trust shall be entitled to a rebuttable presumption that he or she has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(e) Any repeal or modification of this Section 10.02, or adoption or modification of any other provision of this Trust Instrument or the By-Laws inconsistent with this Section, shall be prospective only, to the extent that such repeal, or modification adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, adoption or modification.

Item 16.    Exhibits.

Exhibit	Description
1	Articles of Incorporation

(a)	Certificate of Trust, dated April 19, 2018 is incorporated herein by reference to Exhibit 1(a) to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed on April 20, 2018.

(b)	Agreement and Declaration of Trust, dated April 19, 2018 is incorporated herein by reference to Exhibit 1(b) to the Registrant’s Registration Statement filed on April 20, 2018.

2	By-Laws

(a)	By-Laws, dated April 19, 2018 are incorporated herein by reference to Exhibit 2(a) to the Registrant’s Registration Statement filed on April 20, 2018.

3	Voting Trust Agreements

(a)	Not applicable.

4	Plan of Reorganization

(a)	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Information Statement.

5	Instruments Defining Rights of Security Holders

(a)	Article VII of the Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to the Registrant’s Registration Statement filed on April 20, 2018.

(b)	Article IV of the By-Laws is incorporated herein by reference to Exhibit 2(a) to the Registrant’s Registration Statement filed on April 20, 2018.

6	Investment Advisory Contracts

(a)	Not applicable.

7	Underwriting Contracts

(a)	Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Emerging Markets Fund, Inc. (f/k/a BlackRock Global Emerging Markets Fund, Inc.) (File No. 33-28248), filed on October 28, 2008.

Exhibit	Description
8	Bonus or Profit Sharing Contracts

(a)	Not applicable.

9	Custodian Agreements

(a)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(g) of Post-Effective Amendment No. 943 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 28, 2019.

10	Rule 12b-1 and Rule 18f-3 Plans

(a)	Distribution and Service Plan is incorporated herein by reference to Exhibit 13(a) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on July 2, 2018.

(b)	Form of Rule 18f-3 Multi-Class Plan is incorporated herein by reference to Exhibit 14(a) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on July 2, 2018.

(c)	Appendix A to Rule 18f-3 Multi-Class Plan is incorporated herein by reference to Exhibit 14(b) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on April 29, 2019.

11	Legal Opinion

(a)	Opinion of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered.*

12	Legal Opinion

(a)	Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.*

13	Other Material Contracts

(a)	Form of Administration Agreement between Registrant and BlackRock Advisors, LLC (“BAL”) is incorporated herein by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed July 2, 2018.

(b)	Appendix A to the Administration Agreement between Registrant and BAL, amended November 19, 2018 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on April 29, 2019.

(c)	Administration and Fund Accounting Services Agreement dated December 31, 2018 between Registrant and State Street is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on February 28, 2019.

(d)	Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(e)	Form of Eighth Amended and Restated Expense Limitation Agreement by and between Registrant, BAL, BlackRock Fund Advisors and BRIL is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 736 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on September 28, 2017.

14	Other Opinions

(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm of FDP BlackRock CoreAlpha Bond Fund.*

(b)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of BlackRock CoreAlpha Bond Fund.*

Exhibit	Description

15	Omitted Financial Statements

(a)	Not applicable.

16	Power of Attorney

(a)	Power of Attorney, dated May 8, 2019, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-231646) filed May 21, 2019.

17	Additional Exhibits

(a)	None.

*	Filed herewith.

Item 35. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on July 17, 2019.

BLACKROCK FUNDS VI (REGISTRANT) ON BEHALF OF BLACKROCK COREALPHA BOND FUND

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	July 17, 2019

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 17, 2019

MICHAEL J. CASTELLANO* (Michael J. Castellano)	Trustee

RICHARD E. CAVANAGH* (Richard E. Cavanagh)	Trustee

CYNTHIA L. EGAN* (Cynthia L. Egan)	Trustee

FRANK J. FABOZZI* (Frank J. Fabozzi)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

R. GLENN HUBBARD* (R. Glenn Hubbard)	Trustee

W. CARL KESTER* (W. Carl Kester)	Trustee

CATHERINE A. LYNCH* (Catherine A. Lynch)	Trustee

KAREN P. ROBARDS* (Karen P. Robards)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN (Janey Ahn, Attorney-In-Fact)	July 17, 2019

SIGNATURES

Master Investment Portfolio II has duly caused this Registration Statement of BlackRock Funds VI to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on July 17, 2019.

MASTER INVESTMENT PORTFOLIO II ON BEHALF OF COREALPHA BOND MASTER PORTFOLIO

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement of BlackRock Funds VI has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	July 17, 2019

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 17, 2019

MICHAEL J. CASTELLANO* (Michael J. Castellano)	Trustee

RICHARD E. CAVANAGH* (Richard E. Cavanagh)	Trustee

CYNTHIA L. EGAN* (Cynthia L. Egan)	Trustee

FRANK J. FABOZZI* (Frank J. Fabozzi)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

R. GLENN HUBBARD* (R. Glenn Hubbard)	Trustee

W. CARL KESTER* (W. Carl Kester)	Trustee

CATHERINE A. LYNCH* (Catherine A. Lynch)	Trustee

KAREN P. ROBARDS* (Karen P. Robards)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN (Janey Ahn, Attorney-In-Fact)	July 17, 2019

EXHIBIT INDEX

Exhibit Number	Description

11(a)	— Opinion of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered.

12(a)	— Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.

14(a)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm of FDP BlackRock CoreAlpha Bond Fund.

14(b)	— Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of BlackRock CoreAlpha Bond Fund.